Exhibit 10.26

Second Amendment of Joint Operating Agreement

Challenger Minerals Inc., a California corporation ("CMI"), Rampant Lion Energy, LLC, a Louisiana limited liability company ("RLE") and Medco Energi US LLC, a Louisiana limited liability company ("MEUS") do each hereby agree to amend that certain Joint Operating Agreement covering Block 758, Mustang Island Area, by and between and RLE and MEUS dated effective May 24, 2006, and as amended by a letter agreement dated October 31, 2006, and as ratified by CMI effective as of November 7, 2006 (collectively, the "JO A"), by deleting therefrom the Exhibit A attached thereto and substituting the attached Exhibit A in lieu thereof

CMI, RLE and MEUS each hereby agrees for itself and for the benefit of the other parties hereto that the JO A, as hereby amended is in full force and effect among the parties hereto.

In Witness Whereof, the parties hereto have caused this instrument to be executed by their respective officers or representatives, effective as of and from the 29th day of March, 2007.

Challenger Minerals Inc.

By:

RAMPANT LION ENERGY, LLC

BY: Jurasin Oil & Gas, Inc., MANAGING MEMBER

Medco Energi US LLC

W. D. Gibbs, President

1

EXHIBIT "A”

Attached to and made a part of that certain Joint Operating Agreement dated as of the 24th day of May, 2006

by and between

MEDCO ENERGI US LLC, Operator

And

RAMPANT LION ENERGY, LLC, et al, Non-operator

OPERATOR, DESCRIPTION OF LEASES. DIVISION OF INTERESTS. AND NOTIFICATION ADDRESSES

I.

The Joint Operating Agreement covers the following Lease:

Oil and Gas Lease bearing Serial No. OCS-G 23135 dated effective October 1, 2001, by and between the United States of America, as Lessor, and Paragon Petroleum, Inc. and DDD Energy, Inc., as Lessees, covering all of Block 758, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760.00 acres more or less.

II.

The owners of the Lease and their percentage of working interest are as follows: As to the SW/4, S/2 S/2 NW/4, W/2 SE/4 comprising 2,520 acres:

Owner

Percentage

Medco Energi US LLC

57.8125%

Rampant Lion Energy, LLC

28.1250%

Challenger Minerals Inc.

14.0625%

Total

100.0000%

The foregoing is before Project Payout, as defined in that certain agreement between Rampant Lion Energy, LLC and Offshore Paragon Petroleum, Inc. The foregoing does not take into account the sharing of costs as set forth in agreements among or between the parties.

After Project Payout, and assuming that Offshore Paragon Petroleum, Inc., et al., elect to convert to a working interest, the interests of the parties is as follows:

Owner

Percentage

Medco Energi US LLC

54.96250%

Rampant Lion Energy, LLC

21.3250%

Challenger Minerals Inc.

11.2125%

Offshore Paragon Petroleum Inc.

10.0000%

Third Parties

2.5000%

Total

100.0000%

As to the NE/4, N/2 NW/4, N/2 S/2 NW/4, E/2 SE/4 comprising 3,240 acres:

Owner

Percentage

Medco Energi US LLC

60.1550%

Rampant Lion Energy, LLC

10.9400%

Challenger Minerals Inc.

16.4050%

Offshore Paragon Petroleum Inc.

10.0000%

Third Parties

2.5000%

Total

100.0000%

The foregoing does not take into account the sharing of costs as set forth in agreements among or between the parties, and assumes the participation by Offshore Paragon Petroleum Inc.

III.

The Operator for the Lease covered by this Agreement shall be:

MEDCO ENERGI US LLC

IV.

Addresses of the parties:

MEDCO ENERGI US LLC 200 Corporate Blvd., Suite 100 Lafayette, Louisiana 70508 Telephone: (337)237-1822 Facsimile: (337)237-1823 E-mail: dave.gibbs@us.medcoenergi.com Representative: W. D. Gibbs

RAMPANT LION ENERGY, LLC and OTHERS

9700 Richmond Ave., Suite 124

Houston, Texas 77046

Telephone: (832) 242-6000

Facsimile: (713)917-0493

E-mail: johnjurasin@jurasinoilgas.com

Representative: John M. Jurasin

OFFSHORE PARAGON PETROLEUM, INC. 254 Bryn Mawr Houston, Texas 77024 Telephone: (832) 242-6000 Facsimile: (713)917-0493 E-mail: win44er@sbcglobal.net Representative: Bill Howell

CHALLENGER MINERALS, INC.

15375 Memorial Drive, Suite G200

Houston, Texas 77079-4101

Telephone: (281) 925-7200

Facsimile: (281) 925-7280

E-mail: John.Hamilton@globalsantafe.com

Representative: John D. Hamilton

2

RAMPANT LION ENERGY, LLC

9700 Richmond Ave., Suite 124 ♦ Houston, Texas 77042-4821

Phone: (832) 242-€000 ♦ Fax: (713) 917-0493 ♦

Email: johnjurasin@jurBsinoilgas.com

October 31, 2006

Medco Energi US LLC

200 Corporate Boulevard, Suite 100

Lafayette, Louisiana 70508

Attention: W.D. Gibbs, President

Re:

Mustang Island Block 758

Federal Waters, Offshore Texas

Consent to Assign

Gentlemen:

Reference is made to that certain Joint Operating Agreement dated effective as of May 24, 2006 (the "JOA") by and between Medco Energi US LLC ("MEUS") and Rampant Lion Energy, LLC ("RLE") and that certain Participation Agreement dated effective as of May 24, 2006 (the "Participation Agreement”), both of which cover and affect Oil and Gas Lease dated effective October 1, 2001, bearing Serial No. OCS-G 23135 between the United States of America, acting through the Regional Director, Gulf of Mexico OCS Region, Minerals Management Service, as Lessor, to Paragon Petroleum, Inc. and DDD Energy, Inc., covering and affecting the entirety of Block 758, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760 acres (the "Lease").

RLE proposes to enter into an agreement with Challenger Minerals Inc. ("CMI"), covering and affecting RLE's interest in and to the Lease, and hereby requests MEUS's consent to the assignment by RLE of interests to CMI as provided in the agreement between RLE and CMI. The agreement between RLE and CMI will permit CMI to earn certain interests in the Exclusive Area, as defined in the Participation Agreement, and in the Non-Exclusive Area, as defined in the Participation Agreement, which will require, in RLE's judgment, an amendment to Exhibit A of the JOA. A copy of the amended Exhibit A to the JOA is attached to this letter.

3

Medco Energi US LLC

October 31, 2006

As a condition of the agreement between RLE and CMI, CMI will agree to be bound by the terms of the JOA, if the JOA is amended to include the amended Exhibit A attached hereto.

Accordingly, RLE hereby requests MEUS* agreement and consent to the following:

1.

The assignment of certain interests, as outlined on the amended Exhibit A attached to this letter, from RLE to CMI, which assignment will be executed, acknowledged and delivered within ten days of the date of this letter;

2.

The addition of CMI as a party Non-Operator to the JOA, effective upon the date of this letter, and

3.

The waiver by MEUS of the proofs required under Subsection 26.3(a) of the JOA, but which waiver shall only be as to the transactions contemplated in this letter and shall not be deemed to be a waiver of any future assignments by RLE; and

4.

A waiver by MEUS of its rights, if any, to acquire any of the interests of RLE under or pursuant to the Participation Agreement.

If the foregoing correctly sets forth the understanding of the parties in respect of the subject matter hereof, please execute all counterpart originals hereof, and return two counterparts to the address shown on the letterhead, to the attention of the undersigned.

YOURS VERY TRULY,

Rampant Lion Energy, LLC

By: Jurasin Oil and Gas, Inc., Manager

ACCEPTED AND AGREED TO

EFFECTIVE AS OF THE 31ST DAY OF OCTOBER, 2006

Medco Energi US LLC

By:

W.D. Gibbs, President

4

EXHIBIT "A"

Attached to and made a part of that certain Joint Operating Agreement dated as of the 24th day of May, 2006

by and between

MEDCO ENERGI US LLC, Operator

And

RAMPANT LION ENERGY, LLC, et al, Non-operator

OPERATOR. DESCRIPTION OF LEASES, DIVISION OF INTERESTS.

AND NOTIFICATION ADDRESSES

I.

The Joint Operating Agreement covers the following Lease:

Oil and Gas Lease bearing Serial No. OCS-G 23135 dated effective October 1, 2001, by and between the United States of America, as Lessor, and Paragon Petroleum, Inc. and DDD Energy, Inc., as Lessees, covering all of Block 758, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760.00 acres more or less.

II.

The owners of the Lease and their percentage of working interest are as follows: As to the SW/4, S/2 S/2 NW/4, W/2 SE/4 comprising 2,520 acres:

Owner

Percentage

Medco Energi US LLC

43.750%

Rampant Lion Energy, LLC

28.125%

Challenger Minerals Inc.

28.125%

Total

100.00%

The foregoing is before Project Payout, as defined in that certain agreement between Rampant Lion Energy, LLC and Offshore Paragon Petroleum, Inc. The foregoing does not take into account the sharing of costs as set forth in agreements among or between the parties.

After Project Payout, and assuming that Offshore Paragon Petroleum, Inc. elects to convert to a working interest, the interests of the parties is as follows:

Owner

Percentage

Medco Energi US LLC

43.750%

Rampant Lion Energy, LLC

21.875%

Challenger Minerals Inc.

21.875%

Offshore Paragon Petroleum Inc.

10.000%

Third Parties

2.50%

Total

100.00%

As to the NE/4, N/2 NW/4, N/2 S/2 NW/4, E/2 SE/4 comprising 3,240 acres:

Owner

Percentage

Medco Energi US LLC

43.750%

Rampant Lion Energy, LLC

10.940%

Challenger Minerals Inc.

32.810%

Offshore Paragon Petroleum Inc.

10.000%

Third Parties

2.50%

Total

100.00%

The foregoing does not take into account the sharing of costs as set forth in agreements among or between the parties, and assumes the participation by Offshore Paragon Petroleum Inc.

III.

The Operator for the Lease covered by this Agreement shall be:

MEDCO ENERGI US LLC

IV.

Addresses of the parties:

MEDCO ENERGI US LLC 200 Corporate Blvd., Suite 100 Lafayette, Louisiana 70508 Telephone: (337)237-1822 Facsimile: (337)237-1823 E-mai1: dave.gibbs@us.medcoenergi.com Representative: W. D. Gibbs

RAMPANT LION ENERGY, LLC and OTHERS

9700 Richmond Ave., Suite 124

Houston, Texas 77046

Telephone: (832) 242-6000

Facsimile: (713)917-0493

E-mail: johnjurasin@jurasinoilgas.com

Representative: John M. Jurasin

OFFSHORE PARAGON PETROLEUM, INC. 254 Bryn Mawr Houston, Texas 77024 Telephone: (832) 242-6000 Facsimile: (713)917-0493 E-mail: win44er@sbcglobal.net Representative: Bill Howell

CHALLENGER MINERALS, INC.

15375 Memorial Drive, Suite G200

Houston, Texas 77079-4101

Telephone: (281) 925-7200

Facsimile: (281) 925-7280

E-mail: John.Hamilton@globalsantafe.com

Representative: John D. Hamilton

5

JOINT OPERATING AGREEMENT

Between

MEDCO ENERGI US LLC

And

RAMPANT LION ENERGY, LLC

Effective: May 24, 2006

Covering:

BLOCK 758, MUSTANG ISLAND AREA

6

TABLE OF CONTENTS

ARTICLE 1

1

APPLICATION

1

1.1

Application to Each Lease

1

ARTICLE 2

1

DEFINITIONS

1

2.1

Additional Testing

1

2.2

Affiliate

1

2.3

Authorization For Expenditure (AFE)

1

2.4

 Complete, Completing, Completion

1

2.5

Confidential Data

1

2.6

Deepen, Deepening

1

2.7

Development Operation

1

2.8

Development Well

1

2.9

Exploratory Operation

1

2.10

Exploratory Well

1

2.11

Facilities

1

2.12

Lease

1

2.13

Non-consent Operation

1

2.14

Non-consent Platform

1

2.15

Non-consent Well

1

2.16

Non-Operator

1

2.17

Non-participating Party

1

2.18

Non-participating Party's Share

1

2.19

Objective Depth

2

2.20

Objective Horizon

2

2.21

Operator

2

2.22

Participating Interest

2

2.23

Participating Party

2

2.24

Platform

2

2.25

Producible Reservoir

2

2.26

 Producible Well

2

2.27

Recomplete, Recompleting, Recompletion

2

2.28

Rework, Reworking

2

2.29

Sidetrack, Sidetracking

2

2.30

Working Interest

2

ARTICLE 3

2

EXHIBITS

2

3.1

Exhibits

2

3.1.1

Exhibit "A"

2

3.1.2

Exhibit "B"

2

3.1.3

Exhibit "C'

2

3.1.4

Exhibit "D"

2

3.1.5

Exhibit "E"

2

3.1.6

Exhibit "F"

2

3.1. 7

Exhibit "G"

2

3.2

Conflicts

2

ARTICLE 4

2

OPERATOR

2

4.1

Operator

2

4.2

Resignation

2

4.3

Removal of Operator

3

4.4

Selection of Successor

3

4.5

Delivery of Property

3

4.6

Resignation or Removal and Selection of Successor Operator in a Two-party Agreement

3

4.7

Designation of Operator Forms

3

ARTICLE 5

3

AUTHORITY AND DUTIES OF OPERATOR

3

5.1

Exclusive Right to Operate

3

5.2

Workmanlike Conduct

3

5.3

Liens and Encumbrances

3

5.4

Employees

3

5.5

Records

3

5.6

Compliance

3

5.7

Contractors

4

5.8

Governmental Reports

4

5.9

 Information to Participating Parties

4

5.10

 Information to Non-participating Parties

4

ARTICLE 6

4

VOTING AND VOTING PROCEDURES

4

6.1

Voting Procedures

4

6.1.1

Voting Interest

4

6.1.2

Vote Required

4

6.1.3

Votes

4

6.1.4

Meetings

4

ARTICLE 7

5

ACCESS

5

7.1

Access to Lease

5

7.2

Reports

5

7.3

Confidentiality

5

7.4

Limited Disclosure

5

1

ARTICLE 8

5

EXPENDITURES

5

8.1

 Basis of Charge to the Parties

5

8.2

Authorization

5

8.3

 Emergency and Required Expenditures

5

8.4

 Advance Billings.

5

8.5

Commingling of Funds

5

8.6

Security Rights

6

8.7

Unpaid Charges and Default

6

ARTICLE 9

6

NOTICES

6

9.1

Giving and Receiving Notices

6

9.2

Content of Notice

7

9.3.1

Platform Construction

7

9.3.2

Proposal Without Platform

7

9.3.3

Proposal for Multiple Operations

7

9.3.4

Other Matters

7

9.4

Failure to Respond

7

ARTICLE 10

7

EXPLORATORY OPERATIONS

7

10.1 Proposing Operations

7

10.2 Counterproposals

7

10.3 Operations by All Parties

7

10.4 Second Opportunity to Participate

7

10.5 Operations by Fewer Than All Parties

7

10.6 Expenditures Approved

8

10.7 Timely Operations

8

10.8 Conduct of Operations

8

10.9 Course of Action After Reaching Objective Depth

8

10.9.1 Election by Participating Parties

8

10.9.2 Priority of Operations

8

10.9.3 Second Opportunity to Participate

8

10.9.4 Operations by Fewer Than All Parties

9

10.9.5 Subsequent Operations

9

10.9.6 Restoration of Damaged Well

9

10.10 Wells Proposed Below Deepest Producible Reservoir

9

ARTICLE II

9

DEVELOPMENT OPERATIONS

9

11.1 Proposing Operations

9

11.2 Counterproposals

9

11.3 Operations by All Parties

9

11.4 Second Opportunity to Participate

10

11.5 Operations by Fewer Than All Parties

10

11.6 Expenditures Approved

10

11.7 Timely Operations

10

11.8 Conduct of Operations

10

11.9 Course of Action After Reaching Objective Depth

10

11.9.1 Election by Fewer Than All Parties

10

11.9.2 Priority of Operations

10

11.9.3 Second Opportunity to Participate

11

11.9.4 Operations by Fewer Than All Parties

11

11.9.5 Subsequent Operations

11

11.9.6 Restoration of Damaged Well

11

ARTICLE 12

11

NON-CONSENT OPERATIONS

11

12.1 Non-consent Operations

11

12.1.1 Non-interference

11

12.1.2 Multiple Completion Limitation

11

12.1.3 Metering

11

12.1.4 Non-consent Well

11

12.1.5 Cost Information

12

12.1.6 Completions

12

12.2 Relinquishment of Interest

12

12.2.1 Production Reversion Recoupment.

12

12.2.2 Non-production Reversion

12

12.3 Deepening or Sidetracking of Non-Consent Well

12

12.4 Deepening or Sidetracking Cost Adjustments

12

12.6 Operations in a Production Interval

13

12.7 Operations from Non-Consent Platform

13

12.8 Discovery or Extension from Non-Consent Drilling

13

12.9 Allocation of Platform Facilities Costs to Non-Consent Operations

13

12.9.1 Charges

13

12.9.2 Operating and Maintenance Charges

14

12.10 Allocation of Costs Between Zones

14

12.11 Lease Maintenance Operations

14

12.Il.l Participation in Lease Maintenance Operations

14

12.11.2 Accounting for Non-participation

14

12.12 Operations Conducted by Non-operator

14

ARTICLE 13

14

FACILITIES AND MAINTENANCE.

14

13.1 Approval

14

2

13.2 Ownership

14

13.3 Maintenance Operations

14

ARTICLE 14

15

ABANDONMENT, SALVAGE, AND SURPLUS

15

14.1 Platform Salvage and Removal Costs

15

14.2 Abandonment of Platforms or Wellbores

15

14.3 Assignment of Interest

15

14.4 Abandonment Operations Required by Governmental Authority

15

14.5 Disposal of Surplus Material

15

ARTICLE 15

15

WITHDRAWAL

15

15.1 Withdrawal

15

15.1.1 Unanimous Withdrawal

15

15.1.2 Failure to Accept Withdrawing Interests

15

15.1.3 Assignment Upon Withdrawal

15

15.1.4 Payment Upon Withdrawal.

15

15.2 Limitation on Withdrawal During an Emergency

16

15.3 Withdrawal During an Operation

16

ARTICLE 16

16

RENTALS, ROYALTIES, AND OTHER PAYMENTS

16

16.1 Overriding Royalty and Other Burdens

16

16.2 Subsequently Created Interest

16

16.3 Payment of Rentals and Minimum Royalties

16

16.4 Non-participation in Payments

16

16.5 Royalty Payments

16

ARTICLE 17

16

TAXES

16

17.1 Property Taxes

16

17.2 Contest of Property Tax Valuation

16

17.3 Production and Severance Taxes

16

17.4 Other Taxes and Assessments

16

ARTICLE 18

17

INSURANCE

17

18.1 Insurance

17

ARTICLE 19

17

LIABILITY, CLAIMS, AND LAWSUITS

17

19.1 Individual Obligations

17

19.2 Notice of Claim or Lawsuit

17

19.3 Defense and Settlements

17

19.4 Legal Expense

17

19.5 Liability for Losses, Damages, Injury, or Death

17

19.6 Indemnification

17

19.7 Damage to Reservoir, Loss of Reserves and Profit

17

ARTICLE 20

17

INTERNAL REVENUE PROVISION

17

20.1 Internal Revenue Provision

17

ARTICLE 21

17

CONTRIBUTION

17

21.1 Notice of Contributions Other Than Advances for Sale of Production

17

21.2 Cash Contributions

17

21.3 Acreage Contributions

17

ARTICLE 22

18

DISPOSITION OF PRODUCTION

18

22.1 Facilities to Take in Kind

18

22.2 Duty to Take in Kind

18

22.3 Failure to Take Oil and Condensate in Kind

18

22.4 Failure to Take Gas in Kind

18

22.5 Expenses of Delivery in Kind

18

ARTICLE 23

18

APPLICABLE LAW

18

23.1 Applicable Law

18

ARTICLE 24

18

LAWS, REGULATIONS, AND NON-DISCRIMINATION

18

24.1 Laws and Regulations

18

24.2 Non-discrimination

18

ARTICLE 25

18

FORCE MAJEURE

18

25.1 Force Majeure

18

ARTICLE 26

18

SUCCESSORS AND ASSIGNS

18

26.1 Successors and Assigns

18

26.2 Transfer of Interest.

18

26.3 Consent to Assign

18

26.4 Transfers Between Parties

19

26.5

Division of Interest

19

ARTICLE 27

19

TERM

19

27.1

 Term

19

ARTICLE 28

19

28.1 Plurals and Headings

19

28.2 Other Miscellaneous

19

3

ARTICLE 29

19

EXECUTION

19

29.1

Counterpart Execution

19

4

OFFSHORE OPERATING AGREEMENT

THIS AGREEMENT, made effective the                                                    day of May, 2006, by the signers hereof, their respective heirs, successors, legal representatives, and assigns, herein referred to collectively as the "Parties" and individually as a "Party."

WITNESSETH:

WHEREAS, the Parties own the oil and gas Lease identified in Exhibit "A" and desire to explore, develop, produce, and operate the Lease.

NOW, THEREFORE, in consideration of the premises and the mutual covenants in this Agreement, the Parties agree as follows:

ARTICLE 1

APPLICATION.

1.1 Application to Each Lease.. This Agreement applies to the oil and gas Lease or portions thereof described in Exhibit "A."

ARTICLE 2

DEFINITIONS.

2.1 Additional Testing. An operation not previously approved in the AFE and proposed for the specific purpose of obtaining additional subsurface data.

2.2 Affiliate. For a person, another person that controls, is controlled by, or is under common control with that person. In this definition, (a) "control" means the *possession by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) "person" means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.

2.3 Authorization For Expenditure (AFE). An authority to expend funds prepared by a Party to estimate the costs to be incurred in conducting an operation under this Agreement.

2.4 Complete, Completing, Completion. An operation to complete a well for initial production of oil and gas in one or more Producible Reservoirs, including, but not limited to, setting production casing, perforating the casing, stimulating the well, or conducting production tests.

2.5 Confidential Data. The information and data obtained under this Agreement, including, but not limited to, geological, geophysical, and reservoir information; originals and copies of logs; and other information about the progress, tests, or results of a well drilled or an operation conducted under this Agreement, except data or information that becomes public, other than by breach of this Agreement.

2.6 Deepen, Deepening. A drilling operation conducted in an existing wellbore below the Objective Depth to which the well was previously drilled.

2.7 Development Operation. An operation on the Lease other than an Exploratory Operation including but not limited to Platforms or Facilities.

2.8 Development Well. A well or portion of a well proposed as a Development Operation.

2.9 Exploratory Operation. An operation that is conducted on the Lease and that is any of the following:

(a) proposed for an Objective Horizon that is not a Producible Reservoir;

(b) proposed for an Objective Horizon that has a Producible Well, but that will be penetrated at a location where the distance between the midpoint of the Objective Horizon to be penetrated by the proposed well and the midpoint of the same Objective Horizon where it is actually penetrated by a Producible Well will be at least two thousand (2000) feet for a gas Completion and at least one thousand (1000) feet for an oil Completion;

(c) proposed for an Objective Horizon that is unanimously agreed by the Parties not to be in an existing Producible Reservoir; or

(d) proposed as deeper drilling operations below the base of the deepest Producible Reservoir.

2.10 Exploratory Well. A well or portion of a well proposed as an Exploratoiy Operation.

2.11 Facilities. Lease equipment beyond the wellhead connections acquired under this Agreement. The term "Facilities" shall not include pipelines used to transport hydrocarbons or produced water to shore.

2.12 Lease. Each oil and gas lease identified in Exhibit "A" and the lands covered by that lease.

2.13 Non-consent Operation. An Exploratory Operation or a Development Operation conducted by fewer than all Parties.

2.14 Non-consent Platform. A platform owned by fewer than all Parties.

2.15 Non-consent Well. An Exploratory Well or a Development Well owned by fewer than all Parties.

2.16 Non-operator. A Party other than Operator.

2.17 Non-participating Party. A Party other than a Participating Party.

2.18 Non-participating Party's Share. The Participating Interest that a Non- participating Party would have had if all Parties had participated in the operation.

2.19 Objective Depth. A depth sufficient to test the lesser of the Objective Horizon or the specific footage depth stated in the Authorization for Expenditure or the operation proposal.

2.20 Objective Horizon. The interval consisting of the deepest zone, formation, or horizon to be tested in an Exploratory Well, Development Well, Deepening operation, or Sidetracking operation, as stated in the Authorization for Expenditure.

2.21 Operator. The Party designated as the operator under Article 4 of this Agreement.

2.22 Participating Interest. The percentage of the costs and risks of conducting an operation under this Agreement that a Participating Party agrees, or is otherwise obligated, to pay and bear.

2.23 Participating Party. A Party that executes an AFE for a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of the costs and risks of conducting an operation under this Agreement.

2.24 Platform. An offshore structure, including a structure that solely supports Facilities, whether fixed, compliant, or floating, and the components of that structure, including, but not limited to, caissons or well protectors, rising above the water line and used for the exploration, development, or production of hydrocarbons from the Lease. The term "Platform" shall also mean an offshore subsea structure or template (excluding templates used for drilling operations) and any component thereof (including, but not limited to, flow lines and control systems, other than those installed in connection with

Completion of a well) that is attached to the sea floor and used to obtain production of hydrocarbons from the Lease.

2.25 Producible Reservoir. An underground accumulation of oil or gas (a) in a single and separate natural pool characterized by a distinct pressure system, (b) not in oil or gas communication with another accumulation of oil or gas, and (c) into which a Producible Well has been drilled.

2.26 Producible Well. A well that is drilled under this Agreement and that (a) is producing oil or gas; (b) is determined to be, or meets the criteria for being determined to be, capable of producing oil or gas in paying quantities under an applicable order or regulation issued by the governmental authority having jurisdiction.

2.27 Recomplete, Recomputing, Recompletion. An operation whereby a Completion in one Producible Reservoir is abandoned in order to attempt a Completion in a different Producible Reservoir within the existing wellbore.

2.28 Rework, Reworking. An operation conducted in a well, after it has been Completed in one or more Producible Reservoirs, to restore, maintain, or improve production from one or more of those Producible Reservoirs, excluding drilling, Sidetracking, Deepening, Completing, or Recompleting the well.

2.29 Sidetrack, Sidetracking. The directional control and intentional deviation of a well to change the bottom-hole location, whether it be to the original Objective Depth or formation or another bottom-hole location not deeper than the stratigraphic equivalent of the initial Objective Depth, unless the intentional deviation is done to straighten the hole or to drill around junk in the hole or to overcome other mechanical difficulties.

2.30 Working Interest. The ownership of each Party in and to the Lease and all wells, equipment, Platforms, and Facilities, located on the Lease, as well as all production from the Lease, in the percentage set forth in Exhibit "A" except as otherwise provided by this Agreement.

ARTICLE 3

EXHIBITS.

3.1 Exhibits. The following exhibits are attached to this Agreement and incorporated into this Agreement by reference:

3.1.1 Exhibit "A" Operator; Description of Leases, Division of Interests, and Notification Addressee.

3.1.2 Exhibit "B " Insurance Provisions.

3.1.3 Exhibit "C" Accounting Procedure.

3.1.4 Exhibit "D " Non-discrimination Provisions.

3.1.5 Exhibit "E" Gas Balancing Agreement.

3.1.6 Exhibit "F" Memorandum of Operating Agreement and Financing Statement.

3.1.7 Exhibit "G" Allocation of Well Costs Between Zones.

3.2 Conflicts. If a provision of an exhibit, except Exhibits "D" or "E", is inconsistent with a provision in the body of this Agreement, the provision in the body of this Agreement shall prevail. If a provision of Exhibit "D" or "E" is inconsistent with a provision in the body of this Agreement, however, the provision of the exhibit shall prevail.

ARTICLE 4

OPERATOR.

4.1 Operator. Unless otherwise provided in this Agreement, the Party designated as the operator in Exhibit "A" shall serve as Operator.

4.2 Resignation. Subject to Section 4.4 (Selection of Successor), Operator may resign at any time by giving notice to the other Parties. The resignation shall become effective at the earlier of (a) 7:00 a.m. on the first day of the month following a period of ninety (90) days after the notice, or (b) the time when a successor Operator assumes the duties of Operator.

4.3 Removal of Operator. Operator may be removed by the affirmative vote of the Parties owning a combined Working Interest of fifty-one percent (51%) or more after excluding Operator's Working Interest if:

(a) Operator becomes insolvent or unable to pay its debts as they mature, makes an assignment for the benefit of creditors, commits an act of bankruptcy, or seeks relief under laws providing for the relief of debtors;

(b) a receiver is appointed for Operator or for substantially all of its property or affairs;

(c) Operator sells, trades, transfers or assigns all of its Working Interest, other than to an Affiliate(s).

If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and if a federal bankruptcy court prevents the removal of Operator, all Non-operators and Operator shall comprise an interim operating committee to operate until Operator has elected to reject or assume this Agreement under the Bankruptcy Code. An election by Operator as a debtor-in-possession or by a trustee in bankruptcy to reject this Agreement shall be deemed to be a resignation by Operator without any action by the Non-operators, except the selection of a successor. To be effective, a vote to remove Operator for any cause described above must be taken within forty-five (45) days after a Non-operator receives actual knowledge of the cause. A change of corporate name or structure of Operator or a transfer of Operator's interest to Affiliate(s) shall not be deemed to be a resignation or basis for removing Operator. Subject to Section 8.7 (Unpaid Charges and Default), the resignation or removal of Operator shall become effective at the earlier of (a) 7:00 a.m. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by Non-operators to remove Operator, or (b) the time when a successor Operator assumes the duties of Operator.

4.4 Selection of Successor. Upon resignation or removal of Operator, a successor Operator shall be selected from among the Parties by an affirmative vote of two (2) or more Parties having a combined Working Interest of fifty-one percent (51%) or more. If the removed or resigned Operator fails to vote or votes only to succeed itself, the successor Operator shall be selected by an affirmative vote of the Parties having a combined Working Interest of fifty-one percent (51%) or more after excluding the Working Interest of the removed or resigned Operator. On the effective date of the designation, the successor Operator shall assume the duties and responsibilities of Operator under this Agreement. In no event shall the resignation or removal of Operator become effective unless and until a successor Operator has assumed the duties of Operator.

4.5 Delivery of Property. An Operator that resigns or is removed shall promptly deliver to the successor Operator copies of all records, maps, information, and data obtained affecting the Lease that the successor Operator is entitled to have and that Resignation or Removal and Selection of Successor Operator in a Two-party Agreement If this Agreement involves only two Parties, the following provisions shall apply:

On occurrence of an event specified in Section 4.3 (Removal of Operator) that allows removal of Operator other than an event specified in Section 4.3(c), Non-operator shall have the option of either becoming Operator or allowing Operator to continue in that position. On occurrence of an event specified in Section 4.3(c) that allows for removal of Operator, a successor Operator shall be selected from among the Parties by an affirmative vote of one (1) or more parties having a combined working interest of fifty- one (51%) percent of more. The vote on the successor Operator shall occur after the closing on the sale, trade, transfer or assignment, and the successor owner shall be entitled to vote its working interest share as a Party to this Agreement.

If Operator resigns or ceases to serve as Operator on occurrence of an event other than one specified in Section 4.3(c), Non-operator shall become Operator.

4.6 Designation of Operator Forms. Before the effective date of the resignation or removal of Operator, all Parties shall execute the forms required by the governmental authority having jurisdiction to effectuate the change of Operator.

ARTICLE 5

AUTHORITY AND DUTIES OF OPERATOR.

5.1 Exclusive Right to Operate. Unless otherwise provided in this Agreement, Operator shall have the exclusive right to conduct operations under this Agreement. In performing services under this Agreement for the Non-operators, Operator shall be an independent contractor, not subject to the control or direction of Non-operators, except for the type of operation to be undertaken in accordance with the voting and election procedures in this Agreement. Operator shall not be deemed to be, or hold itself out as, the agent or fiduciary of Non-operators.

5.2 Workmanlike Conduct. Operator shall conduct all operations in a good and workmanlike manner, as would a prudent operator under the same or similar circumstances. Operator shall not be liable to Non-operators for losses sustained or liabilities incurred, except as may result from Operator's gross negligence or willful misconduct. Operator shall never be required under this Agreement to conduct an

5.3 Liens and Encumbrances. Operator shall endeavor to keep the Lease, wells, Platforms, Facilities, and other equipment free from all liens and other encumbrances occasioned by operations hereunder, except those provided in Section 8.6 (Security Rights).

5.4 Employees. Operator shall select employees and determine their number, hours of labor, and compensation. The employees shall be employees of Operator.

5.5 Records. Operator shall keep accurate books, accounts, and records of operations under this Agreement, which, unless otherwise provided in this Agreement, shall be available to Non-operators as provided in Exhibit "C."

5.6 Compliance. Operator shall comply, and shall require all agents and contractors to comply, with all applicable laws, rules, regulations, and orders of governmental authorities having jurisdiction.

5.7 Contractors. Operator may enter into contracts with independent contractors for the design, construction, installation, or operation of Platforms and Facilities. Insofar as possible, Operator shall use competitive bidding to procure goods and services for the benefit of the Parties. All drilling operations conducted under this Agreement shall be conducted by properly qualified and responsible drilling contractors under current competitive contracts. A drilling contract will be deemed to be a current competitive contract if it (a) was made within one (1) year before the commencement of the well and (b) contains terms, rates, and provisions that, when the contract was made, did not exceed those generally prevailing in the area for operations involving substantially equivalent rigs that are capable of drilling the proposed well. At its election, Operator may use its own or an Affiliate's drilling equipment, derrick barge, tools, or machinery to conduct drilling operations, but the work shall be (a) performed by Operator acting as an independent contractor, (b) approved by written agreement with the Participating Parties before commencement of operations, and (c) conducted under the same terms and conditions and at the same rates as are customary and prevailing in competitive contracts of third parties doing work of similar nature. Before awarding a drilling contract or performing work with its own or an Affiliate's drilling equipment,

5.8 Governmental Reports. Operator shall make reports to governmental authorities it has a duty to make as Operator and shall furnish copies of the reports to the Participating Parties.

5.9 Information to Participating Parties. Operator shall furnish each Participating Party the following information, if applicable, for each well operation conducted by Operator as soon as is reasonably practical (and no later than at the time specified below with respect to any particular item):

A copy of the application for permit to drill and all amendments thereto at the same time it is filed with the appropriate governmental authority.

A daily drilling report, giving the depth, corresponding lithological information, data on drilling fluid characteristics, information about drilling difficulties or delays, if any, and other pertinent information, by telecopier or other facsimile transmission within twelve (12) hours (exclusive of Saturdays, Sundays, and federal holidays) for well operations conducted in the preceding twenty-four (24) hour period.

A complete report of each core analysis within twenty-four (24) hours of receipt.

A copy of each electrical survey, currently as it is run; all data for each radioactivity log, temperature survey, deviation or directional survey, caliper log, and other log or survey obtained during the drilling of the well currently as they are run; and, upon completion of the well, a composite of all electrical type logs, insofar as is reasonable and customary.

A copy of all well test results, bottom-hole pressure surveys, and fluid analyses within twenty-four (24) hours of receipt.

Upon written request received by Operator before commencement of drilling, samples of cuttings and cores taken from the well (if sufficient cores are retrieved), packaged in containers furnished by Operator at the expense of the requesting Party, marked as to the depths from which they were taken, and shipped collect by express courier to the address designated by the requesting Party.

A daily report on the volume of oil, gas, condensate, and water produced from each well.

A copy of each report made to a governmental authority having jurisdiction at the time same is submitted to such governmental authority.

Upon written request, other pertinent information available to Operator.

5.10 Information to Non-participating Parties. Operator shall furnish each Non-participating Party a copy of each Operator's governmental report that is available to the public and associated with the applicable Non-consent Operation. Until the applicable recoupment under Article 12 (Non-consent Operations) is complete, a Non- participating Party shall not receive or review any other information specified by Section 5.9 (Information to Participating Parties), except as may be necessary for a payout audit of the Non-consent Operation.

ARTICLE 6

VOTING AND VOTING PROCEDURES.

6.1 Voting Procedures. Unless otherwise provided in this Agreement, each matter requiring approval of the Parties shall be determined as follows:

6.1.1 Voting Interest. Subject to Section 8.7 (Unpaid Charges and Default), each Party shall have a voting interest equal to its Working Interest or its Participating Interest, as applicable.

6.1.2 Vote Required. Unless expressly stated to the contrary herein, a matter requiring approval of the Parties shall be decided by the affirmative vote of two (2) or more Parties having a combined voting interest of sixty percent (60%) or more.

6.1.3 Votes. The Parties may vote at a meeting; by telephone, promptly confirmed in writing to Operator; or by letter, telegram, telecopier, or other form of facsimile transmission. Operator shall give each Party prompt notice of the results of the voting.

6.1.4 Meetings. Meetings of the Parties may be called by Operator upon its own motion or at the request of a Party having a voting interest of not less than forty percent (40%). Except in an emergency, no meeting shall be called on less than ten (10) days' advance written notice, and the notice of meeting shall include the proposed meeting agenda. The representative of Operator shall be chairman of each meeting.

ARTICLE 7

ACCESS.

7.1 Access to Lease. Each Party shall have access, at its sole risk and expense and at all reasonable times, to the Lease to inspect operations and wells in which it participates, and to the pertinent records and data. A Non-operator shall give Operator at least twenty-four (24) hours' notice of the Non-operator's intention to visit the Lease. To protect Operator and the Non-operators from unnecessary lawsuits, claims, and legal liability, if it is necessary for a person who is not performing services for Operator directly related to the joint operations, but is performing services solely for a Non- operator or pertaining to the business or operations of a Non-operator, to visit, use, or board a rig, Platform, or Facility on a Lease subject to this Agreement, the Non-operator shall give Operator advance notice of the visit, use, or boarding, and shall secure from that person an agreement, in a form satisfactory to Operator, indemnifying and holding Operator and Non-operators harmless, or shall itself provide the same hold harmless and indemnification in favor of Operator and other Non-operators before the visit, use, or boarding.

7.2 Reports. On written request, Operator shall furnish a requesting Party any information not otherwise furnished under Article 5 (Authority and Duties of Operator) to which that Party is entitled under this Agreement. The costs of gathering and furnishing information not furnished under Articles shall be charged to the requesting Party. Operator is not obligated to furnish interpretative data that was generated by Operator at its sole cost.

7.3 Confidentiality. Except as otherwise provided in Section 7.4 (Limited Disclosure), Section 7.5 (Media Releases), and Section 21.1 (Notice of Contributions Other Than Advances for Sale of Production), and except for necessary disclosures to governmental authorities having jurisdiction, or except as agreed in writing by all Participating Parties, no Party or Affiliate shall disclose Confidential Data to a third party.

7.4 Limited Disclosure. A Party may make Confidential Data to which it is entitled under this Agreement available to:

(a) outside professional consultants and reputable engineering firms for the purpose of evaluations;

(b) gas transmission companies for hydrocarbon reserve or other technical evaluations;

(c) reputable financial institutions for study before commitment of funds;

(d) governmental authorities having jurisdiction or the public, to the extent required by applicable laws or by those governmental authorities;

(e) the public, to the extent required by the regulations of a recognized stock exchange;

(f) third parties with whom a Party is engaged in a bona fide effort to effect a merger or consolidation, sell all or a controlling part of that Party's stock, or sell all or substantially all assets of that Party or an Affiliate of that Party; and

(g) an Affiliate of a Party.

(h) third parties with whom a Party is engaged in a bona fide effort to sell, farm out, trade or otherwise dispose of all or a portion of its interest in the Lease; a third party permitting access under Subsections 7.4, (a), (b), (c), (f), and (h) shall first agree in writing neither to disclose the Confidential Data to others nor to use the Confidential Data, except for the purpose for which it was disclosed. The disclosing Party shall give prior notice to the other Parties that it intends to make the Confidential Data available.

7.5 Media Releases. Except as agreed by all Parties or otherwise permitted by this Section, no Party shall issue a news or media release about operations on the Lease. In an emergency involving extensive property damage, operations failure, loss of human life, or other clear emergency, and for which there is insufficient time to obtain the prior approval of the Parties, Operator may furnish the minimum, strictly factual, information necessary to satisfy the legitimate public interest of the media and governmental authorities having jurisdiction. Operator shall then promptly advise the other Parties of the information furnished in response to the emergency.

ARTICLE 8

EXPENDITURES.

8.1 Basis of Charge to the Parties. Subject to the other provisions of this Agreement, Operator shall pay all costs incurred under this Agreement, and each Party

8.2 Authorization. Before undertaking an operation or making a single expenditure to be in excess of Fifty Thousand Dollars ($50,000.00), and before conducting an operation to drill, Sidetrack, Deepen, Complete, or Recomplete a well (regardless of the estimated cost), Operator shall submit an AFE for the operation or expenditure to the Parties for approval. Operator shall also furnish an informational AFE to all Parties for an operation or single expenditure estimated to cost Fifty Thousand Dollars ($50,000.00) or less, but in excess of Twenty Five Thousand Dollars ($25,000.00), or any lesser amount if Operator prepares an AFE for its own use. Operator shall notify the Participating Parties as soon as reasonably possible when it appears the cost of an operation will exceed the original AFE by more than fifteen percent (15%). This over expenditure notice shall be furnished to the Participating Parties as a supplemental AFE for informational purposes only and is not subject to an election by any of the Parties.

8.3 Emergency and Required Expenditures. Notwithstanding anything in this Agreement to the contrary, Operator is hereby authorized to conduct operations and incur expenses that in its opinion are reasonably necessary to safeguard life, property, and the environment in case of an actual or imminently threatened blowout, explosion, accident, fire, flood, storm, hurricane, catastrophe, or other emergency, and the expenses shall be borne by the Participating Parties in the affected operation. Operator shall report to the Participating Parties, as promptly as possible, the nature of the emergency and the action taken. Operator is also authorized to conduct operations and incur expenses reasonably required by statute, regulation, order, or permit condition or by a governmental authority having jurisdiction, which expenses shall be borne by the Participating Parties in the affected operation.

8.4 Advance Billings. Operator may require each Party to advance its respective share of estimated expenditures pursuant to Exhibit "C" and its entire share of any Exploratory Operation AFE in which it is a Participating Party.

8.5 Commingling of Funds. Funds received by Operator under this Agreement may be commingled with its own funds.

8.6 Security Rights. In addition to other security rights and remedies provided by law for services rendered or materials and equipment furnished under this

Agreement, each Non-operator grants a lien in, and mortgages, pledges, affects, and hypothecates to Operator, and Operator grants a lien in, and mortgages, pledges, affects, and hypothecates to the Non-operators, all of its respective rights, title, and interest in and to the following (the "Mortgaged Property"):

(a) the Lease and all accounts, gas imbalance accounts, contract rights, inventory, and general intangibles relating thereto or arising therefrom;

(b) all property and fixtures, moveable or immovable, corporeal or incorporeal, attached to or located on the Lease;

(c) all production from the Lease and the proceeds attributable to the production; and

(d) all personal property, corporeal or incorporeal, used, obtained, or constructed (including, but not limited to, Platforms under construction) for use in connection with the Lease and operations thereon;

to secure payment of charges against that Party and the performance of the obligations of that Party under this Agreement in the actual amount, not to exceed Twenty-five Million Dollars ($25,000,000.00), together with interest thereon at the rate set forth in Exhibit "C" or the maximum rate allowed by law, whichever is less, plus attorneys' fees, court costs, and other related collection costs, all as provided in Exhibit "F". On request, each Party shall execute, acknowledge, and deliver multiple originals of the Memorandum of Operating Agreement and Financing Statement, attached hereto as Exhibit "F". Any Party may file this Agreement, the Memorandum of Operating Agreement and Financing Statement, or both, in any public office it deems appropriate. If a Party does not pay its charges and perform its obligations under this Agreement, and if the failure to pay or perform subjects that Party to foreclosure or execution proceedings under this Agreement, the defaulting Party waives (to the extent allowed by applicable law) (a) all rights of redemption from and after the date of judgment, (b) all required valuations or appraisements of the Mortgaged Property before sale, (c) all rights to stay execution or to require a marshalling of assets, and (d) all requirements for a bond if a receiver is appointed. In addition, to the extent allowed by applicable law, each Party hereby grants the other Parties a power of sale for each Mortgaged Property, such power to be exercised on default in payment or performance under this Agreement, in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice. A Party may use applicable state lien laws to secure the payment and performance obligations of each Party hereunder. Without limiting the generality of the foregoing, to the extent allowed by applicable law, Operator may invoke or use the mechanics' and materialmen's lien laws to secure the payment to Operator of any sum due under this Agreement for services performed or materials supplied by Operator. If a Party does not pay the charges when due and until the amount owed has been paid, Operator (or Non-operators, if the defaulting Party is the Operator) shall have, in addition to all rights and remedies to realize upon its security under this Section 8.6, (a) the right of offset, (b) the right to notify the purchaser of the defaulting Party's share of production about the unpaid charges, (c) the right to collect from the purchaser the proceeds from the sale of the production, and (d) the right to cause the purchaser to withhold or escrow the proceeds from the defaulting Party. Each purchaser may rely on Operators (or Non-operators, if the defaulting Party is the Operator) statement of the amount owed. A purchaser of production may rely on a notification of default from a non-defaulting Party, stating the amount due as a result of the default. All Parties waive recourse against the purchasers for releasing, withholding, or escrowing production proceeds under this Section 8.6.

8.7 Unpaid Charges and Default. If a Party fails to pay the charges due under this Agreement within sixty (60) days after rendition of Operator's statement, and if Operator then issues a notice of default and the default is not cured in the time and manner provided below, the other Participating Parties shall, upon Operator's request, pay the unpaid amount in proportion to their Participating Interests. Each Party paying its share of the unpaid amount shall be subrogated to Operator's security rights, to the extent of the payment In addition to other remedies provided by this Agreement or by law, if a Party does not pay, when due, its share of the charges under this Agreement, Operator may give that Party notice that unless payment is made within thirty (30) days after receipt of Operator's notice, the Party shall be in default. A Party in default shall have no further access to the Lease, maps, records, data, or other information obtained in connection with operations. If a Party believes that Operator's charges, or a portion thereof, are incorrect, that Party shall nevertheless pay the charges claimed by Operator and may notify Operator that the charges are in dispute. Thereafter, Operator and the Non-operator shall attempt to resolve the issue within sixty (60) days after receipt of payment. A defaulting Party shall not be entitled to vote or exercise an election on any matter until that Party's payments are current. The voting interest of each non-defaulting Party shall be in the proportion its Participating Interest bears to the total Participating Interests of all non-defaulting Parties. For each operation approved while a Party is in default, the defaulting Party shall be deemed to have voted not to participate in that operation.

ARTICLE 9

NOTICES.

9.1 Giving and Receiving Notices. Except as otherwise provided in this Agreement, all AFEs and notices required or permitted by this Agreement shall be in writing and shall be delivered in person or by mail, courier service, telegram, telecopier, or any other form of facsimile transmission, with postage and charges prepaid, addressed to the Parties at the addresses in Exhibit "A". When a drilling rig is on location and standby charges are accumulating, however, notices pertaining to the rig shall be given orally or by telephone. All telephone or oral notices permitted by this Agreement shall be confirmed immediately thereafter by written notice. The originating AFE or notice shall be deemed to have been delivered only when received by the Party to whom it was directed, and the period for a Party to deliver an AFE or notice in response thereto shall begin on the date the originating AFE or notice is received. "Receipt," for oral or telephone notice, means actual and immediate communication to the Party to be notified, and for written notice, means actual delivery of the notice to the address of the Party to be notified, as specified in this Agreement, or to the telegraph, telecopy, or other facsimile machine of that Party. A responsive notice shall be deemed to have been delivered when it is deposited in the United States mail, delivered to a courier or telegraph service, transmitted by telecopy or facsimile transmission, receipt confirmed by telephone contact, or personally delivered to the Party to be notified. When a response is required in forty-eight (48) hours or less, however, the response shall be given orally or by telephone, telecopy, or other facsimile transmission within that period. If a Party is unavailable to receive a notice required to be given orally or by telephone, the notice may be delivered by any other method specified in this Section 9.1 and shall be deemed to have been delivered in the same manner provided in this Section 9.1 for a responsive notice. A message left on an answering machine or with an answering service or other third person shall not be deemed to be adequate telephonic or oral notice.

9.2 Content of Notice. An AFE or notice requiring a response shall indicate the maximum response time specified in Section 9.3 (Response to Notices). A proposal for a Platform or Facility shall include an AFE, containing a description of the Platform or Facility, including, but not limited to, location, and the estimated costs of design, fabrication, transportation, and installation, a description of the proposed construction operations, the proposed surface location, and the type of equipment to be used. A proposal for a well operation shall include an AFE, describing the estimated commencement date, the proposed depth, the objective formation or formations to be penetrated or tested, the Objective Horizon, the surface and bottomhole locations, proposed directional drilling operations, the type of equipment to be used, and the estimated costs of the operation, including, but not limited to, the estimated costs of drilling, testing, and Completing or abandoning the well. If a proposed operation is subject to Section 12.11 (Lease Maintenance Operations), the notice shall specify that the proposal is a Lease Maintenance Operation. A proposal for multiple operations on more than one well location by the same rig shall contain separate AFEs or notices for each operation and shall specify in writing which operation will take precedence. Each Party shall respond to each proposed multiple operation in the manner provided in Subsection 9.3.3 (Proposal for Multiple Operations).

9.3 Response to Notices. Each Party's response to a proposal shall be in writing to the proposing Party. Unless otherwise provided in this Agreement, the response time shall be as follows:

9.3.1 Platform Construction. When a proposal involves the construction of a platform, each Party shall respond within ninety (90) days after receipt of the AFE or notice.

9.3.2 Proposal Without Platform. Except as provided in Subsection 9.3,3 (Proposal for Multiple Operations), when a proposal does not require construction of a Platform, each Party shall respond within thirty (30) days after receipt of the proposal, but if (a) a drilling rig or coiled tubing unit is on location, (b) the proposal relates to the same well or its substitute, and (c) standby charges are accumulating, a response shall be made within forty-eight (48) hours after receipt of the proposal, inclusive of Saturdays, Sundays, and federal holidays.

9.3.3 Proposal for Multiple Operations. When a proposal is made to conduct multiple Development Operations at separate well locations using the same rig with each Development Operation to follow immediately the preceding one, each Party shall respond (a) to the well operation taking precedence, within the applicable response period; and (b) to each subsequent well location, within forty-eight (48) hours after completion of approved operations at the prior location and notification thereof by Operator.

9.3.4 Other Matters. For all other matters requiring notice, each Party shall respond within thirty (30) days after receipt of notice.

9.4 Failure to Respond. Failure of a Party to respond to a proposal or notice, to vote, or to elect to participate within the period required by this Agreement shall be deemed to be a negative response, vote, or election.

ARTICLE 10

EXPLORATORY OPERATIONS.

10.1 Proposing Operations. A Party may propose an Exploratory Operation by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices).

10.2 Counterproposals! When an Exploratory Operation is proposed, a Party may, within fifteen (15) days after receipt of the AFE or notice for the original proposal, make a proposal, hereinafter referred to as "Counterproposal," to conduct an alternative Exploratory Operation by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices). The AFE or notice shall indicate that the proposal is a Counterproposal to the original proposal. If one or more Counterproposals are made, each Party shall elect to participate in either the original proposal, one Counterproposal, or neither the original proposal nor a Counterproposal. The election must be made within the response period for the original proposal. If there are more than two Parties to this Agreement and if two or more proposals receive the approval of the number of Parties and combined Working Interests required by Section 10.5 (Operations by Fewer Than All Parties), the proposal receiving the largest percentage of Working Interest approval shall take precedence. If there are only two Parties to this Agreement or in the event of a tie between two (2) or more approved proposals, the proposal first received by the Parties shall take precedence. Except for the response period provided in this Section 10.2, a Counterproposal shall be subject to the same terms and conditions as the original proposal.

10.3 Operations by All Parties. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

10.4 Second Opportunity to Participate. If there are more than two (2) Parties to this Agreement and if fewer than all but one (1) or more Parties having a combined Working Interest of twenty-five percent (25%) or more elect to participate, then the proposing Party shall notify the Parties of the elections made, whereupon a Party originally electing not to participate may then elect to participate by notifying the proposing Party within forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

10.5 Operations by Fewer Than All Parties. An Exploratory Operation proposed under this Article 10 may be conducted only upon the affirmative election to participate made by Parties having a combined Working Interest of sixty percent (60%) or more. Therefore, if, after the election made under Section 10.4 (Second Opportunity to Participate), the proposed Exploratory Operation fails to receive the affirmative election to participate by Parties having a combined Working Interest of sixty percent (60%) more, then the proposed operation shall be deemed to be withdrawn. If, after the election made under Section 10.4 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of sixty percent (60%) or more elect to participate in the proposed operation, the proposing Party shall notify the Participating Parties, and each Participating Party shall have forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of costs and risks attributable to the total Non- participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of costs and risks attributable to the total Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Section 12.12 (Operations Conducted by Non-operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 12 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made.

10.6 Expenditures Approved. Approval of an Exploratory Operation shall cover all necessary expenditures associated with the operation proposed in the AFE or notice that are incurred by Operator in connection with (a) preparations for drilling; (b) the actual drilling; (c) evaluations, such as testing, coring, and logging; and (d) plugging and abandonment.

10.7 Timely Operations. Unless otherwise provided, all Exploratory Operations shall be commenced within one hundred and twenty (120) days after the date when the last applicable election may be made. The commencement date may be extended for a reasonable period, not to exceed forty-five (45) days, by written notice from Operator to all Parties, if the additional time is reasonably necessary to obtain appropriate materials, equipment, or required permits. Operations shall be deemed to have commenced on the day charges commence under the drilling contract for the proposed operation, or for operations involving a Platform, on the date the contract is awarded for design, fabrication, or refurbishment of the Platform. If operations are not commenced within the period provided herein, the effect shall be as if the proposal had not been made. Regardless of whether or not operations are conducted or completed, all costs incurred by Operator, attributable to an approved operation, shall be paid by the Participating Parties.

10.8 Conduct of Operations. Upon commencement of drilling an Exploratory Well, Operator shall diligently conduct the operation without unreasonable delay until the well reaches the Objective Depth, unless the well encounters, at a lesser depth, impenetrable conditions or mechanical difficulties that cannot be overcome by reasonable and prudent operations and that render further operations impracticable. If a well does not reach its Objective Depth as a result of the conditions mentioned in this Section 10.8, the operation shall be deemed to have been completed and Article 12 (Non-consent Operations) shall apply to each Non-participating Party for the portion of the well drilled.

10.9 Course of Action After Reaching Objective Depth. When an Exploratory Well has been drilled to its Objective Depth and reasonable testing, coring, and logging have been completed and the results have been furnished to the Participating Parties, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well, and the following provisions shall apply:

10.9.1 Election by Participating Parties. The Participating Parties shall notify Operator within forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the notice whether the Participating Parties elect to (a) participate in the recommended operation, (b) propose another operation, or (c) not participate in the recommended operation. Failure to respond shall be deemed to be an election not to participate in the recommended operation. To propose another operation, a Party shall submit notice of the operation to the Participating Parties within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice of proposal by Operator. The Participating Parties shall respond to all proposals within the period allotted to the original proposal.

10.9.2 Priority of Operations. If all Participating Parties elect to participate in the same proposed operation, Operator shall conduct the operation at their cost and risk. If more than one (1) operation is proposed, then the proposed operation with the lowest number as indicated below shall take precedence:

(1) Additional testing, coring, or logging. (If conflicting proposals for additional testing, coring or logging are made, the proposal receiving the largest percentage of Working Interest elections shall take precedence, and in the event of a tie between two (2) or more proposals, the proposal first received by the Parties shall take precedence.)

(2) Sidetrack the well to attempt completion or evaluate the Objective Horizon at another bottomhole location

(3) Complete at the Objective Horizon.

(4) Complete above the Objective Horizon. (If conflicting proposals are made, the operation proposed at the deepest depth shall take precedence.)

(5) Deepen. (If conflicting proposals are made, the operation proposed to the deepest depth shall take precedence.)

(6) Complete at the deeper horizon.

(7) Other operation.

(8) Temporarily plug and abandon.

(9) Plug and abandon.

10.9.3 Second Opportunity to Participate. If fewer than all but one (1) or more Participating Parties elect to participate in an operation, the proposing Party shall notify the Participating Parties of the elections made, whereupon a Party originally electing not to participate in the proposed operation may then elect to participate by notifying the proposing Party within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. Once a decision to conduct an operation is made and the operation has commenced, the remaining proposals for other types of operations shall be deemed withdrawn. At the termination of any such operation, Operator will again follow the procedure provided above, in this Section 10.9, until such time as the well is completed, temporarily abandoned for future completion, or plugged and abandoned.

10.9.4 Operations by Fewer Than All Parties. If, after the election made under Subsection 10.9.3 (Second Opportunity to Participate), fewer than all but one (1) or more Parties elect to participate in the proposed operation that takes precedence, the proposing Party shall notify the Participating Parties and each Participating Party shall have twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of costs and risks attributable to the non-participating interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Section 12.12 (Operations Conducted by Non-operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 12 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made. If a Participating Party in a well elects not to participate in the Deepening or Sidetracking operation in the well, such non-consenting Party shall become a Non-participating Party in all operations conducted after the election, through the Completing and equipping of the Deepened or Sidetracked portion of the well. If the Non-consent Operation is an Additional Testing, coring, or logging operation, Article 12 (Non-consent Operations) shall not apply, however, a Party electing not to participate in the Additional Testing, coring, or logging shall not be entitled to information resulting from the operation.

10.9.4 Subsequent Operations. Upon completion of an operation conducted under Section 10.9 (Course of Action After Reaching Objective Depth), if the well is not either (a) Completed as a well capable of producing hydrocarbons in paying quantities, or (b) temporarily or permanently plugged and abandoned, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well under Subsections 10.9.1 through 10.9,4, which again shall apply. If no Party elects to conduct a subsequent operation in a well or if all Participating Parties elect to plug and abandon the well, subject to Article 14 (Abandonment, Salvage, and Surplus), Operator shall permanently plug and abandon the well at the cost and risk of all Participating Parties. Each Participating Party shall be responsible for its proportionate share of the plugging and abandonment costs associated with the operation in which it participated.

10.9.4 Restoration of Damaged Well. If, during an Additional Testing, coring, or logging operation or during a Deepening or Sidetracking operation that does not result in the well being Completed as a Producible Well, the well is damaged to the extent that the well is rendered incapable of having a lower- priority operation conducted and a Party (a) who participated in the well, but not in the operation being conducted when the well was damaged, and (b) who elected to conduct a lower-priority operation still desires to conduct the lower-priority operation after the well has been damaged may conduct the lower- priority operation, which would include operations to either restore the well to a condition that will allow the lower-priority operation to be conducted or to drill a new well to a sufficient depth to allow the lower-priority operation to be conducted. Upon conclusion of the lower-priority operation, the Participating Parties in the operation being conducted when the well was damaged shall reimburse the Participating Parties conducting the lower-priority operation all their costs associated with restoration of the well to the point at which the lower-priority operation was conducted. In no event, however, shall Participating Parties in the operation being conducted when the well was damaged be required to reimburse the Participating Parties conducting the lower-priority operations an amount greater than what was actually incurred to reach the same depth in the damaged well.

10.10 Wells Proposed Below Deepest Producible Reservoir. If a proposal is made to conduct an Exploratory Operation involving the drilling of a well to an Objective Horizon below the base of the deepest Producible Reservoir, a Party may elect within the applicable period to limit its participation in the operation down to the base of the deepest Producible Reservoir. For purposes of this Section 10.10, a Party who elects to limit its participation in the operation down to the base of the deepest Producible Reservoir shall be referred to as "Shallow Participant" and a Party who elects to participate in the entire operation shall be referred to as "Deep Participant." If a Party elects to limit its participation to the base of the deepest Producible Reservoir, Operator shall prepare and submit to the Shallow Participant, for informational purposes, a separate AFE covering operations down to the deepest Producible Reservoir. The Shallow Participant shall be a Participating Party in, and shall pay and bear the costs and risks of, each operation to the base of the deepest Producible Reservoir, according to its Participating Interest. The Shallow Participant shall be a Non-participating Party in each operation below the deepest Producible Reservoir, and the operation shall be considered a Non-consent Operation, and the provisions of Article 12 (Non-consent Operations) shall apply. If the well is Completed and produces oil or gas, or oil & gas from a horizon below the deepest Producible Reservoir, the Deep Participant shall reimburse the Shallow Participant for its share of the actual well costs to the base of the deepest Producible Reservoir. If the well is Completed and produces oil or gas, or oil & gas from a horizon below the deepest Producible Reservoir, the Shallow Participant shall reimburse the Deep Participant for its Working Interest share of the actual well costs to the base of the deepest Producible Reservoir in accordance with Section 12,4 (Deepening or Sidetracking Cost Adjustments), upon the earlier of the time that (a) the well is plugged back to a horizon above the base of the deepest Producible Reservoir, as determined when the original well was proposed, (b) the well is plugged and abandoned, or (c) the amount to be recouped by the Deep Participant under Article 12 (Non-consent Operations) is recovered.

ARTICLE 11

DEVELOPMENT OPERATIONS.

11.1 Proposing Operations. A Party may propose a Development Operation by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices).

11.2 Counterproposals. When a Development Operation is proposed, a Party may, within fifteen (15) days after receipt of the AFE or notice for the original proposal, make a proposal, hereinafter referred to as "Counterproposal," to conduct an alternative Development Operation by sending an AFE or notice to the other Parties in accordance with Article 9 (Notices). The AFE or notice shall indicate that the proposal is a Counterproposal to the original proposal. If one or more Counterproposals are made, each Party shall elect to participate in either the original proposal, one Counterproposal, or neither the original proposal nor a Counterproposal. The election must be made within the response period for the original proposal. If there are more than two Parties to this Agreement and if two or more proposals receive the approval of the number of Parties and combined Working Interests required by Section 11.5 (Operations By Fewer Than All Parties), the proposal receiving the largest percentage Working Interest approval shall take precedence. If there are only two Parties to this Agreement or in the event of a tie between two (2) or more approved proposals, the approved proposal first received by the Parties shall prevail. Except for the response period provided in this Section 11.2, a Counterproposal shall be subject to the same terms and conditions as the original proposal.

11.3 Operations by All Parties. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

11.4 Second Opportunity to Participate. If there are more than two (2) Parties to this Agreement and if fewer than all but one (1) or more Parties having a combined Working Interest of twenty-five percent (25%) or more elect to participate, then the proposing Party shall notify the Parties of the elections made, whereupon a Party originally electing not to participate may then elect to participate by notifying the proposing Party within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk.

11.5 Operations by Fewer Than All Parties. A Development Operation proposed under this Article 11 may be conducted only upon the affirmative election to participate made by Parties having a combined Working Interest of sixty percent (60%) or more. Therefore, if, after the election made under Section 11.4 (Second Opportunity to Participate), the proposed Development Operation fails to receive the affirmative election to participate by Parties having a combined Working Interest of sixty percent (60%) more, then the proposed operation shall be deemed to be withdrawn. If, after the election made under Section 11.4 (Second Opportunity to Participate), fewer than all but one (1) or more Parties having a combined Working Interest of sixty percent (60%) or more elect to participate in the proposed operation, the proposing Party shall notify the Participating Parties, and each Participating Party shall have twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non- participating Parties' interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of the costs and risks attributable to the total Non-participating Parties' interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Section 12.12 (Operations Conducted by Non-operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 12 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made.

11.6 Expenditures Approved. Approval of a Development Operation shall cover all necessary expenditures associated with the operation proposed in the AFE or notice that are incurred by Operator in connection with (a) preparations for drilling; (b) the actual drilling; (c) evaluations, such as testing, coring, and logging; and (d) plugging and abandonment.

11.7 Timely Operations. Unless otherwise provided, all Development Operations shall be commenced within one hundred and twenty (120) days after the date when the last applicable election may be made. The commencement date may be extended for a reasonable period, not to exceed forty-five (45) days, by written notice from Operator to all Parties, if the additional time is reasonably necessary to obtain appropriate materials, equipment, or required permits. Operations shall be deemed to have commenced on the day charges commence under the drilling contract for the proposed operation, or for operations involving a Platform, on the date the contract is awarded for design, fabrication, or refurbishment of the Platform. If operations are not commenced within the period provided herein, the effect shall be as if the proposal had not been made. Regardless of whether or not operations are conducted or completed, all costs incurred by Operator attributable to an approved operation shall be paid by the Participating Parties.

11.8 Conduct of Operations. Upon commencement of a Development Well, Operator shall diligently conduct the operation without unreasonable delay until the well reaches the Objective Depth, unless the well encounters, at a lesser depth, impenetrable conditions or mechanical difficulties that cannot be overcome by reasonable and prudent operations and render further operations impracticable. If a well does not reach its Objective Depth as a result of the conditions mentioned in this Section 11.8, the operation shall be deemed to have been completed and Article 12 (Non-consent Operations) shall apply to each Non-participating Party for the portion of the well drilled.

11.9 Course of Action After Reaching Objective Depth. When a Development Well has been drilled to its Objective Depth and reasonable testing, coring, and logging have been completed and the results have been furnished to the Participating Parties, Operator shall notify the Participating Parties of Operator's recommendation for further operations in the well and the following provisions shall apply:

11.9.1 Election by Fewer Than All Parties. The Participating Parties shall notify Operator within forty-eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, of receipt of the notice whether the Participating Parties elect to (a) participate in the recommended operation, (b) propose another operation, or (c) not participate in the recommended operation. Failure to respond shall be deemed to be an election not to participate in the recommended operation. To propose another operation, a Party shall submit notice of the operation to the Participating Parties within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of notice of the proposal by Operator. The Participating Parties shall exercise their election on all proposals within the period allotted to the original proposal.

11.9.2 Priority of Operations. If all Participating Parties elect to participate in the same proposed operation, Operator shall conduct the operation at their cost and risk. If more than one (1) operation is proposed, then the proposed operation with the lowest number as indicated below shall take precedence:

(1) Additional Testing, coring, or logging. (If conflicting proposals for additional testing, coring or logging, are made, the proposal receiving the largest percentage of Working Interest elections shall take precedence, and in the event of a tie between two (2) or more proposals, the proposal first received by the Parties shall take precedence.)

(2) Deepen. (If conflicting proposals are made, the operation proposed to the deepest depth shall take precedence.)

(3) Complete at the deeper horizon.

(4) Complete at the Objective Horizon.

(5) Sidetrack the well to attempt completion or evaluate the Objective Horizon at another bottomhole location.

(6) Complete above the Objective Horizon. (If conflicting proposals are made, the operation proposed to the deepest depth shall take precedence.)

(7) Other operations.

(8) Temporarily plug and abandon.

(9) Plug and abandon.

11.9.3 Second Opportunity to Participate. If fewer than all but one (1) or more Participating Parties elect to participate in an operation, the proposing Party shall notify the Participating Parties of the elections made, whereupon a Party originally electing not to participate in the proposed operation may then elect to participate by notifying the proposing Party within twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of such notice. If all Parties elect to participate in the proposed operation, Operator shall conduct the operation at their cost and risk. Once a decision to conduct an operation is made and the operation has commenced, the remaining proposals for other types of operations shall be deemed withdrawn. At the termination of any such operation, Operator will again follow the procedure provided above, in this Section 11.9, until such time as the well is completed, temporarily abandoned for future completion, or plugged and abandoned.

11.9.4 Operations by Fewer Than All Parties. If, after the election made under Subsection 11.9.3 (Second Opportunity to Participate), fewer than all but one (1) or more Parties elect to participate in the proposed operation that takes precedence, the proposing Party shall notify the Participating Parties and each Participating Party shall have twenty-four (24) hours, inclusive of Saturdays, Sundays, and federal holidays, after receipt of the notice to notify the proposing Party of the portion of the costs and risks attributable to the total Non-participating Parties1 interests it elects to pay and bear. Unless otherwise agreed by the Participating Parties, each Participating Party may, but shall not be obligated to, pay and bear that portion of the costs and risks attributable to the total Non-participating Parties' interests in the ratio that the Participating Party's interest bears to the total interests of all Participating Parties who elect to pay and bear a portion of costs and risks attributable to the non-participating interests. Failure to respond shall be deemed to be an election not to pay or bear any additional costs or risks. If the Participating Parties agree to pay and bear one hundred percent (100%) of the costs and risks of the operation, Operator, subject to Section 12.12 (Operations Conducted by Non-operator), shall conduct the operation as a Non-consent Operation for the benefit of the Participating Parties, and the provisions of Article 12 (Non-consent Operations) shall apply. If such agreement is not obtained, however, the operation shall not be conducted and the effect shall be as if the proposal had not been made. If a Participating Party in a well elects not to participate in the Deepening or Sidetracking operation in the well, such non-consenting Party shall become a Non-participating Party in all operations conducted after the election, through the Completing and equipping of the Deepened or Sidetracked portion of the well. If the Non-consent Operation is an Additional Testing, coring, or logging operation, Article 12 (Non-consent Operations) shall not apply, however, a Party electing not to participate in the Additional Testing, coring, or logging shall not be entitled to information resulting from the operation.

11.9.5 Subsequent Operations. Upon the completion of an operation conducted under Section 11.9 (Course of Action After Reaching Objective Depth), if the well is not either (a) completed as a well capable of producing hydrocarbons in paying quantities, or (b) temporarily or permanently plugged and abandoned, Operator shall notify the Participating Parties of Operator's recommendation for operations in the well under Subsections 11.9.1 through 11.9.4, which again shall apply. If no Party elects to conduct a subsequent operation in a well or if all Participating Parties elect to plug and abandon the well, subject to Article 14 (Abandonment, Salvage, and Surplus), Operator shall permanently plug and abandon the well at the expense of all Participating Parties. Each Participating Party shall be responsible for its proportionate share of the plugging and abandonment costs associated with the operation in which it participated.

11.9.6 Restoration of Damaged Well. If, during an Additional Testing, coring, or logging operation or during a Deepening or Sidetracking operation that does not result in the well being Completed as a Producible Well, the well is damaged to the extent that the well is rendered incapable of having a lower-priority operation conducted and a Party (a) who participated in the well, but not in the operation being conducted when the well was damaged, and (b) who elected to conduct a lower-priority operation, still desires to conduct the lower-priority operation after the well has been damaged, may conduct the lower-priority operation, which would include operations to either restore the well to a condition that will allow the lower-priority operation to be conducted or to drill a new well to a sufficient depth to allow the lower-priority operation to be conducted. Upon conclusion of the lower-priority operation, the Participating Parties in the operation being conducted when the well was damaged shall reimburse the Participating Parties conducting the lower-priority operation all their costs associated with restoration of the well to the point at which the lower-priority operation was conducted. In no event, however shall Participating Parties in the operation being conducted when the well was damaged be required to reimburse the Participating Parties conducting the lower-priority operations an amount greater than what was actually incurred in the damaged well.

ARTICLE 12

NON-CONSENT OPERATIONS.

12.1 Non-consent Operations. Operator or substitute Operator under Section 12.12 (Operations Conducted by Non-operator) shall conduct Non-consent Operations at the sole cost and risk of the Participating Parties in accordance with the following provisions.

12.1.1 Non-interference. Non-consent Operations shall not interfere unreasonably with operations being conducted by all Parties. If a well is being drilled from a mobile drilling rig over a Platform, the fact that Platform operations are suspended for reasonable periods as a result of normal drilling operations of this type shall not constitute "unreasonable interference" under this Section 12.1.1.

12.1.2 Multiple Completion Limitation. A Non-consent Operation shall not be conducted in a well having multiple Completions (or multiple Recompletions) unless (a) each Completion (or Recompletion) is owned by the same Parties in the same proportions; (b) the well is incapable of producing from any Completion (or Recompletion); or (c) all Participating Parties in the well consent to the operation.

12.1.3 Metering. In Non-consent Operations, production shall be determined upon the basis of appropriate well tests, unless separate metering devices are required by a governmental authority having jurisdiction.

12.1.4 Non-consent Well. Operations on a Non-consent Well shall not be conducted in a Producible Reservoir without approval of all parties, unless (a) the Producible Reservoir is designated in the notice as a Completion (or subsequent Recompletion) objective; (b) Completion (or Recompletion) of the well in the Producible Reservoir will not increase the rates of production that are prescribed and approved for the Producible Reservoir by the governmental authority having jurisdiction; and (c) the horizontal distance between the vertical projections of the midpoint of the Producible Reservoir in the well and an existing well currently completed in and producing from the same Producible Reservoir will be at least one thousand (1,000) feet for an oil-well Completion (or Recompletion) or two thousand (2,000) feet for a gas-well Completion (or Recompletion).

12.1.5 Cost Information. Operator shall, within one hundred twenty (120) days after completion of a Non-consent Operation, furnish the Parties either (a) an inventory and an itemized statement of the cost of the well and equipment pertaining thereto, or (b) a detailed statement of the monthly billings. Each month thereafter, while the Participating Parties are being reimbursed under Subsection 12.2.1 (Production Reversion Recoupment), Operator shall furnish the Non-participating Parties a monthly statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantities of oil and gas produced from it and the amount of the proceeds from the sale of the Non-participating Parties' relinquished production from the well for the preceding quarter. Operator shall prepare the monthly statement of the quantities of oil and gas produced and the amounts of the proceeds from the sale of Non-participating Parties' relinquished production based on the proceeds received for the Operator's share of production. When Operator's payout calculation indicates that payout has occurred, Operator shall promptly notify all Parties. The Participating Parties who carried a portion of the Non-participating Parties' relinquished interest shall then provide Operator all information pertaining to the cumulative proceeds received from the sale of the Non- participating Parties' relinquished production. Operator shall revise the payout date using the actual proceeds from the sale of the Non-participating Parties' relinquished production and administer any subsequent adjustments between the Parties.

12.1.6 Completions. For determinations under Section 12.1 (Non- consent Operations), each Completion and Recompletion shall be considered a separate well.

12.2 Relinquishment of Interest. Upon commencement of Non-consent Operations, other than Non-consent Operations governed by the Acreage Out Option under Section 10.5 (Operations by Fewer Than All Parties) or Section 12.7 (Operations from Non-consent Platform) each Non-participating Party's interest and leasehold operating rights in the Non-consent Operation and title to production resulting therefrom, and, if Section 12.8 (Discovery or Extension from Non-consent Drilling) is effective, one-half (1/2) of each Non-participating Party's interest and leasehold operating rights and title to production from wells mentioned in Section 12.8, shall be owned by and vested in each Participating Party in proportion to its Participating Interest or in the proportions otherwise agreed by the Participating Parties for as long as the operations originally proposed are being conducted or production is obtained, subject to the following:

12.2.1 Production Reversion Recoupment. The interest, right, and title described in Section 12.2 shall revert to each Non-participating Party when the Participating Parties have recouped out of production from the Non-consent Operations attributable to the Non-participating Party's interest an amount, which when added to amounts received under Section 12.3 (Deepening or Sidetracking of Non-consent Well), equals the sum of the following:

(a) Six hundred percent (600%) for Non-consent Exploratory Operations, or hundred percent (400%) for Non-consent Development Operations, of the Non-participating Party's Share of the costs of drilling, testing, Completing, Recompleting, Deepening, Sidetracking, Reworking, plugging back, and temporarily plugging and abandoning each Non- consent Well and equipping it through the wellhead, reduced by the Non- participating Party's Share of a cash contribution received under Section 21.2 (Cash Contributions);

(b) Two hundred percent (200%) of the Non-participating Party's Share of the cost of Facilities necessary to carry out the operation;

(c) One hundred percent (100%) of the Non-participating Party's Share of the cost charged in accordance with Section 12.9 (Allocation of Platform/Facilities Costs to Non-consent Operations) of using a Platform already installed; and

(d) The Non-participating Party's Share of the costs of operation, maintenance, treating, processing, gathering, and transportation, as well as lessor's royalties and severance, production, and excise taxes.

When the Participating Parties have recovered from a Non-participating Party's relinquished interests the specified sums, the relinquished interests of the Non- participating Party shall automatically revert to the Non-participating Party as of 7:00 a.m. of the day after the recoupment occurs. Thereafter, the Non-participating Party shall own the same interest in the Non-consent Well, equipment pertaining thereto, including, but not limited to, any applicable Platform or Facilities, and the production therefrom as the Non-participating Party would have owned or been entitled to if it had participated in the Non-consent Operation. Upon reversion, the Non-participating Party shall become a Participating Party and, as such, shall become liable for its proportionate share of the further costs of the operation under this Agreement and Exhibit "C."

12.2.2 Non-production Reversion. If the Non-consent Operations fail to obtain production or if the operations result in production that ceases before complete recoupment by the Participating Parties under Subsection 12.2.1 (Production Reversion Recoupment), such leasehold operating rights shall revert to each Non-participating Party, except that all Non-consent Wells, Platforms, and Facilities shall remain vested in the Participating Parties (but the salvage value in excess of the sum remaining under Subsection 12.2.1 shall be credited to all Parties).

12.3 Deepening or Sidetracking of Non-consent Well. Operator shall notify Non-operators of each proposal by a Participating Party to Deepen or Sidetrack a Non- consent Well. A Non-participating Party may then elect to participate in the Deepening or Sidetracking operation by notifying Operator within thirty (30) days, or within forty- eight (48) hours, inclusive of Saturdays, Sundays, and federal holidays, if a rig is on location and standby charges are being incurred, after receiving notice of the proposal. A Non-participating Party that elects to participate in Deepening or Sidetracking the well, as proposed, shall immediately pay the Participating Parties, in accordance with Section 12.4 (Deepening or Sidetracking Cost Adjustments), its Working Interest share of actual well costs (excluding logging, coring, testing, and Completion costs), less all amounts recovered by the Participating Parties from the proceeds of production from the well, as if the Non-participating Party had originally participated to the initial objective depth or formation, in the case of a Deepening operation, or the depth at which the Sidetracking operation is initiated. Thereafter, the Non-participating Party shall be deemed to be a Participating Party for the Deepening or Sidetracking operations, and Subsection 12.2.1(a) shall not apply to that Party for the Deepened or Sidetracked portion of the well. The initial Participating Parties, however, shall continue to recoup out of the proceeds of production from the non-consent portion of the well any balance for the Non- Consent Well remaining to be recovered under Subsection 12.2.1 (Production Reversion Recoupment), less the amounts paid by the Non-participating Party under this Section 12.3.

12.4 Deepening or Sidetracking Cost Adjustments. If a proposal is made to Deepen or Sidetrack a Non-consent Well, a well cost adjustment will be performed as follows:

(a) Intangible drilling will be valued at the actual cost incurred by the Participating Parties.

(b) Tangible materials will be valued as transfers of new material in accordance with the provisions of Exhibit "C."

(c) For Sidetracking operations, the values determined in Subsections 12.4(a) and 12.4(b) shall be reduced by the amount allocated to that portion of the well one hundred (100) feet below the point of Sidetrack. Such allocations shall be accomplished consistent with guidelines recommended by the Council of Petroleum Accountants Societies (COPAS) in COPAS Bulletin No. 2, Determination of Values for Well Cost Adjustments Joint Operations, September 19651, as amended from time to time.

(d) Amortization/depreciation shall be applied to both intangible and tangible values at the rate of fifteen percent (15%) per annum from the date the well commenced production to the date operations commence to Deepen or Sidetrack the well, provided, however, the value of tangible materials after applying depreciation shall never be less than Three Hundred Thousand Dollars ($300,000.00).

12.5 Subsequent Operations in Non-consent Well.. Except as provided in Section 10.10 (Wells Proposed Below Deepest Producible Reservoir) and Section 12.3 (Deepening or Sidetracking of Non-consent Well), an election not to participate in the drilling, Sidetracking, or Deepening of a well shall be deemed to be an election not to participate in any subsequent operations in the well before full recovery by the Participating Parties of the Non-participating Party's recoupment amount. A subsequent operation conducted during the recoupment period by the Parties entitled to participate shall be subject to the recoupment provided in Subsection 12.2.1 (Production Reversion Recoupment).

12.6 Operations in a Production Interval. A Participating Party may propose further operations in a Production Interval in a well, to include Reworking or temporarily or permanently plugging and abandoning the interval. A "Production Interval" is a zone or interval producing or capable of producing oil or gas from the well without additional Reworking operations. No Production Interval shall be plugged and abandoned without the unanimous approval of the Participating Parties in the Production Interval. If a proposal, estimated to exceed the amount specified in Section 8.2 (Authorization), is made to Rework a Production Interval and the Participating Parties elect to participate in the proposed operation, Operator shall conduct the operation at their sole cost and risk. If fewer than all but one (1) or more Parties having a combined Participating Interest of twenty-five percent (25%) or more elect to participate in the proposed operation, Operator shall conduct the Reworking operation in accordance with Section 11.5 (Operations by Fewer Than All Parties).

12.7 Operations from Non-consent Platform. Except as otherwise provided in this Section 12.7, a Party that did not originally participate in a Platform shall be a Non-participating Party for all operations from the Platform and shall be subject to Section 12.2 (Relinquishment of Interest). Notice, in accordance with Article 9 (Notices), shall be given to the Non-participating Party for all wells proposed to be drilled from or tied-back to the Non-consent Platform. If a Non-participating Party in a Non-consent Platform desires to participate in the drilling of any such well proposed by the Participating Parties in the Platform, the Non-participating Party desiring to join in the proposed well shall first pay the Participating Parties in the Platform and existing Facilities its proportionate share of the cost of the Platform and Facilities initially paid by the Participating Parties, including, but not limited to, costs of material, fabrication, transportation, and installation plus any remaining amounts to be recouped under Subsection 12.2.1(b), if applicable, and Subsection 12.2.1(c). The Non-participating Party shall remit payment to Operator and Operator shall (a) reimburse the Participating Parties in the Platform and Facilities in the same proportions they are sharing in the Platforms and Facilities recoupment account, and (b) credit the applicable payout account. Upon payment of that amount, the original Non-participating Party shall become an owner and a Participating Party in the Platform and Facilities in the same manner as if recoupment had occurred under Subsection 12.2.1 (Production Reversion Recoupment), and may participate in all future wells drilled from or tied back to the

Platform. As to well operations conducted from the Platform prior to payment under this Section 12.7, the original Non-participating Party shall remain a Non-participating Party in such Non-consent Operations until such time as the entire recoupment balance applicable to all such Non-consent Operations in the aggregate has occurred, as provided for in Subsections 12.2.1(a) and 12.2.1(e).

12.8 Discovery or Extension from Non-consent Drilling. If a Non-consent Well (a) discovers a new Producible Reservoir or (b) extends an existing Producible Reservoir beyond its recognized boundaries, as unanimously agreed by the Parties before commencement of drilling operations, the recoupment of costs for the well shall be governed by Section 12.2 (Relinquishment of Interest) and shall be recovered by the Participating Parties in one of the following ways:

(a) if the Non-consent Well is not completed and produced, recoupment shall be out of one-half (1/2) of each Non-participating Party's interest in production from all subsequently drilled and completed wells on the Lease that are completed in the Producible Reservoir discovered, or in that portion extended, by the Non-consent Well and in which the Non-participating Party has a Participating Interest; or

(b) if the Non-consent Well is completed and produced, recoupment shall be out of the Non-participating Party's Share of all production from the Non- consent Well and one-half (1/2) of the Non-participating Party's interest in production from all subsequently drilled and completed wells on the Lease that are completed in the Producible Reservoir discovered, or in that portion extended, by the Non-consent Well and in which the Non-participating Party has a Participating Interest.

12.9 Allocation of Platform/Facilities Costs to Non-consent Operations.

Non-consent Operations shall be subject to further conditions as follows:

12.9.1 Charges. If a Non-consent Well is connected to a Platform, the Participating Parties in the well shall pay Operator for credit to the owners of the Platform a charge for the right to use the Platform and its Facilities as follows:

A slot fee in the amount of Two Hundred Fifty Thousand ($250,000.00) Dollars. If the Non-consent Well is abandoned, the right of the Participating Parties to use the Platform shall terminate unless the Parties commence drilling a substitute well within ninety (90) days after abandonment. The slot fee shall not be required if the Non-consent Well is abandoned before Completion, the Participating Parties elect not to drill a substitute well within ninety (90) days, and the slot used is restored to a usable condition.

Payment of sums under this Subsection 12.9.1 is not a purchase of an additional interest in the Platform or the Facilities. Such payment shall be included in the total amount that the Participating Parties are entitled to recoup out of production from the Non-consent Well.

12.9.2 Operating and Maintenance Charges. The Participating Parties shall pay all costs necessary to connect a Non-consent Well to the Facilities and that proportionate part of the costs of operating and maintaining the Platform and Facilities applicable to the Non-consent Well. Platform operating and maintenance costs that are costs not directly attributable to a wellbore shall be allocated equally to all actively producing Completions and Recompletions. Operating and maintenance costs for the Facilities shall be allocated on a volume throughput basis, that is, in the proportion that the volume throughput of the well bears to the total volume throughput of all wells connected to the Facilities. Volume throughout, as used in this Subsection 12.9.2, shall be determined by considering all hydrocarbon and water volumes.

12.10 Allocation of Costs Between Zones. Except as provided in Section 10.10 (Wells Proposed Below Deepest Producible Reservoir), if for any reason the Participating Interests of the Parties in a well are not the same for the entire depth or the Completion thereof, the costs of drilling, Completing, and equipping the well shall be

12.11 Lease Maintenance Operations. An operation proposed within the last six (6) months of the primary term or, subsequent thereto, an operation proposed to perpetuate the Lease or portion thereof at its expiration date or otherwise, including, but not limited to, well operations, regulatory relief (for example, course of action necessary to satisfy the statutory or regulatory requirements of the governmental authority having jurisdiction), and other Lease operations, shall be deemed to be a "Lease Maintenance Operation." To invoke this Section 12.11, a notice or AFE that proposes an operation must state that the proposed operation is a Lease Maintenance Operation.

12.11.1 Participation in Lease Maintenance Operations. A Party may propose a Lease Maintenance Operation by giving notice to the other Parties. If fewer than all Parties elect to participate in the proposed Lease Maintenance Operation, the proposing Party shall notify the Parties of the elections made. Each Party electing not to participate shall then have a second opportunity to participate in the proposed operation by notifying the other Parties of its election within forty-eight (48) hours after receipt of the notice. A Lease Maintenance Operation shall not require minimum approval, either of the number of Parties or the percentage of the voting interests of the Parties otherwise required in Subsection 6.1.2 (Vote Required). For a Lease Maintenance Operation to be conducted, the Participating Parties must agree to pay and bear one hundred percent (100%) of the costs and risks of the operation. If more than one Lease Maintenance Operation is proposed, the operation with the greatest percentage approval shall be conducted. Notwithstanding the recoupment provisions of this Agreement, a Party electing not to participate in a well operation proposed as a Lease Maintenance Operation shall promptly assign, effective as of the date the operation commences, to the Participating Parties all of its right, title, and interest in and to that portion of the Lease that would otherwise expire and the property and equipment attributable thereto, in accordance with Article 26 (Successors and Assigns). If more than one Lease Maintenance Operation is proposed and there is a tie between two proposed operations, both operations shall be conducted and the costs and risks of conducting both operations shall be paid and borne by the Participating Parties. If the drilling of a well is undertaken as a Lease Maintenance Operation, further operations conducted by the Participating Parties in the well shall be governed by Section 10.9 (Course of Action After Reaching Objective Depth) or Section 11.9 (Course of Action After Reaching Objective Depth), whichever applies. If more than one well operation is conducted, any of which would perpetuate the Lease or such portion thereof, an assignment shall not be required from a Party participating in any such well operation.

12.11.2 Accounting for Non-participation. If after one (1) year from completion of a well operation conducted as a Lease Maintenance Operation, the Lease or portion thereof is being perpetuated by a Lease Maintenance Operation, as provided in Subsection 12.11.1 (Participation in Lease Maintenance Operations), Operator shall render a final statement, if applicable, to the assigning Party for its share of all expenses attributed to the assigned interest before the effective date of the assignment, plus any credit or deficiency in salvage value calculated under Subsection 15.1.4 (Payment Upon Withdrawal). The assigning Party shall settle any deficiency owed the non- assigning Parties within thirty (30) days after receipt of Operator's statement.

12.12 Operations Conducted by Non-operator. Notwithstanding any other provision in this Agreement to the contrary, a Participating Party shall (unless otherwise agreed to by Operator and the Participating Parties) be designated as substitute Operator for a Non-consent Operation in which the Operator is not participating with the same authority, rights, obligations, and duties as Operator except when (a) the permits and contracts to be used in the Non-consent Operation (drilling or otherwise) are not assignable; or (b) the operation is conducted from a Platform operated by Operator. For purposes of this Section 12.12, an operation conducted from a mobile drilling rig positioned over a platform shall not be deemed to be an operation conducted from a Platform operated by Operator. The substitute Operator shall be selected from among the Participating Parties by an affirmative vote of the Participating Parties owning a majority interest in the Non-consent Operation. If a Non-consent Operation conducted by a substitute Operator is completed or results in a Producible Well, the well shall be turned over to Operator for future operations.

ARTICLE 13

FACILITIES AND MAINTENANCE.

13.1 Approval. A Party may propose the modification, expansion, upgrade, or replacement of existing Facilities, other than Facilities installed with Non-consent Wells or Platforms, by notice to the other Parties, with information adequate to describe the proposed Facilities and the estimated costs. The affirmative vote of two (2) or more Parties having combined Participating Interests of sixty percent (60%) or more in the wells to be served shall constitute approval of and shall bind all owners of the wells to be served, but nothing in this Section limits a Party's rights under Section 22.1 (Facilities To Take in Kind). Nothing contained in this Section 13.1 is meant to restrict the requirement under 8.2 that a Party consent to expenditures in excess of $50,000, and if a Party elects not to participate in an expansion, upgrade, modification or replacement, the provisions of Section 13.2 shall apply.

13.2 Ownership. Existing Facilities that are modified, expanded, upgraded, or replaced for the development and operation of the Lease shall be owned by the Parties in proportion to their Participating Interest in the existing Facilities. All costs and risks incurred for such Facilities shall be paid and borne by the Participating Parties. No Facilities, whether new or existing, that are modified, expanded, upgraded, or replaced, shall be constructed on the Lease to serve operations off the Lease, unless agreed by all Parties.

13.3 Maintenance Operations. Notwithstanding anything in this Agreement to the contrary, a proposed maintenance operation requiring the approval of the Participating Parties shall be binding on all Parties entitled to participate if one (1) or more Parties having a combined Participating Interest of forty percent (40%) or more elect to participate in the proposed operation. For purposes of this Section 13.3, a maintenance operation is defined as a routine repair performed on the Lease and intended to maintain or preserve the condition of the Facilities, Platforms, and other Lease equipment.

ARTICLE 14

ABANDONMENT, SALVAGE, AND SURPLUS.

14.1 Platform Salvage and Removal Costs. When the Parties owning a Platform unanimously agree to dispose of the Platform, it shall be disposed of by Operator in the time and manner approved by the Parties. The costs, risks, and net proceeds, if any, for the disposal shall be shared by the Parties in proportion to their Participating Interests therein.

14.2 Abandonment of Platforms or Wellbores. Except as provided in Article 10 (Exploratory Operations) and Article 11 (Development Operations), a Party may propose the abandonment of a Platform or wellbore by notifying the other Participating Parties. No Platform or wellbore shall be abandoned without the unanimous approval of the Participating Parties. If all Parties do not approve abandoning the Platform or wellbore, the Party desiring to abandon it shall pay the Operator, on behalf of the Participating Parties for that Party's share of the estimated costs of abandonment, removal, and site clearance of the Platform or plugging and abandonment of the wellbore, less estimated salvage value, as determined under Exhibit "C." If an abandoning Party's respective share of the estimated salvage value is greater than its share of the estimated costs, Operator, on behalf of the Participating Parties, shall pay a sum equal to the deficiency to the abandoning Party.

14.3 Assignment of Interest. Each Participating Party desiring to abandon a Platform or wellbore under Section 14.2 (Abandonment of Platforms or Wellbores) shall assign, effective as of the last applicable election date, to the non-abandoning Parties, in proportion to their Participating Interests, its interest in the Platform or wellbore and the equipment therein and its ownership in the production from the wellbore. A Party so assigning shall be relieved from further liability for the Platform or wellbore, except liability for payments under Section 14.2 (Abandonment of Platforms or Wellbores).

14.4 Abandonment Operations Required by Governmental Authority. A wellbore abandonment or Platform removal required by a governmental authority having jurisdiction shall be accomplished by Operator with the costs, risks, and net proceeds, if any, to be shared by the Parties owning the wellbore or Platform in proportion to their Participating Interests therein.

14.5 Disposal of Surplus Material. Material and equipment acquired hereunder may be classified as surplus by Operator when deemed no longer needed in present or foreseeable operations. Operator shall determine the value and cost of disposing of the materials in accordance with Exhibit "C." If the material is classified as junk or if the value, less cost of disposal, is less than or equal to Twenty-five Thousand Dollars ($25,000.00), Operator shall dispose of the surplus materials in any manner it deems appropriate. If the value, less the cost of disposal of the surplus material, is greater than Twenty-five Thousand Dollars ($25,000.00), Operator shall give written notice thereof to the Parties owning the material. Unless purchased by Operator, the surplus material shall be disposed of in accordance with the method of disposal approved by the Parties owning the material. Proceeds from the sale or transfer of surplus material shall be promptly credited to each Party in proportion to its ownership of the material at the time of retirement or disposition.

ARTICLE 15

WITHDRAWAL.

15.1 Withdrawal. Except as hereinafter provided, a Party may withdraw from this Agreement ("Withdrawing Party") by proposing withdrawal to the other Parties. The other Parties shall elect either to join or not to join in the withdrawal within thirty (30) days after receipt of the proposal. Failure to respond shall be deemed to be an election not to join in the withdrawal. A Party that elects not to withdraw or fails to respond to a proposal to withdraw shall be referred to herein as a "Non-withdrawing Party."

15.1.1 Unanimous Withdrawal. If all Parties elect to withdraw, Operator shall furnish all Parties a detailed abandonment plan, if applicable, and a detailed cost estimate within sixty (60) days after receipt of the elections to withdraw. Each Withdrawing Party shall be liable for its Participating Interest share of the costs and risks of plugging and abandoning all wells, removing all Platforms and Facilities, and clearing the site of property and equipment associated with the abandonment, net of salvage proceeds. If all Parties elect to withdraw, Operator shall then cease operations and begin to permanently abandon all wells, Platforms, and Facilities under the abandonment plan. Once all Parties have elected to withdraw, no further proposals may be made under this Agreement unless agreed by all Parties.

15.1.2 Failure to Accept Withdrawing Interests. If the Non- withdrawing Parties are unable to select a successor Operator, if applicable, or are not willing to pay and bear one hundred percent (100%) of costs and risks attributable to the Withdrawing Parties' interests, then the Non-withdrawing Parties shall meet within fifteen (15) days after the end of the election period set out in Section 15.1 (Withdrawal) to agree upon a method to continue operations. If five (5) days after the meeting or the end of the fifteen (15) day period referred to above, whichever occurs first, the Non- withdrawing Parties have not agreed on (a) the selection of a successor Operator, if applicable, or (b) a method to pay and bear one hundred percent (100%) of costs and risks attributable to the Withdrawing Parties' interests, then the Non-withdrawing Parties shall be deemed to have consented to join in the withdrawal, and Subsection 15.1.1 (Unanimous Withdrawal) shall apply. Unless otherwise agreed, the Non-withdrawing Parties shall pay and bear the costs and risks attributable to the Withdrawing Parties' interests in the proportion that each Non-withdrawing Party's Working Interest bears to the total Working Interests of the Non-withdrawing Parties.

15.1.3 Assignment Upon Withdrawal. If the Non-withdrawing Parties agree to assume one hundred percent (100%) of the Withdrawing Parties' interests, the Withdrawing Parties shall then immediately assign their interests to the Non-withdrawing Parties in the Lease and production therefrom, including, but not limited to, all property acquired under this Agreement by the Withdrawing Parties, in the proportions agreed to by the Non-withdrawing Parties. The assignment shall be effective the first day of the month after the date the Non-withdrawing Parties have agreed to assume one hundred percent (100%) of the Withdrawing Parties' interests, provided that such assignment shall not relieve the assigning party of obligations or liability incurred prior to the effective date of the assignment.

15.1.4 Payment Upon Withdrawal. Within one hundred twenty (120) days after execution of the assignment by the applicable Parties, Operator shall render a final statement to the Withdrawing Parties for their estimated shares of the costs of plugging and abandoning all wells, removing all Platforms and Facilities, and clearing site of property and equipment attributable to the assigned interest, less estimated salvage value, as determined under Exhibit "C," on the effective date of the assignment. The Parties, in good faith, shall approve the estimated costs, expenses, and salvage values. The Withdrawing Parties, in proportion to the respective interests assigned, shall pay the Non-withdrawing Parties for the Withdrawing Parties' share of the above described estimated costs and salvage values. If the Withdrawing Parties' shares of the estimated salvage value is greater than the Withdrawing Parties' shares of the estimated costs, Operator, on behalf of the Non-withdrawing Parties, shall pay a sum equal to the deficiency to the Withdrawing Parties. Upon payment, the Withdrawing Party shall bear no further liability for plugging and abandoning the wells, removing all Platforms and Facilities, and clearing the site of property and equipment attributable to the assigned interest.

15.2 Limitation on Withdrawal During an Emergency. No Participating Party shall be relieved of its obligations hereunder during a blowout, fire, or other emergency, but may propose withdrawal from this Agreement after termination of the emergency, subject to Subsection 15.3 (Withdrawal During an Operation). The Participating Party shall remain liable for its share of all costs and risks arising from the emergency, including, but not limited to, those incurred in the drilling of relief wells, containment and clean up of oil spills and pollution, and debris removal.

15.3 Withdrawal During an Operation. Withdrawal of a Party before completion of an operation in which it is a Participating Party shall be subject to Section 26.2 (Transfer of Interest).

ARTICLE 16

RENTALS, ROYALTIES, AND OTHER PAYMENTS.

16.1 Overriding Royalty and Other Burdens. If the Working Interest or Participating Interest of a Party is subject to an overriding royalty, production payment, net profits interest, mortgage, lien, security interest, or other burden or encumbrance, other than lessor's royalty and other burdens listed in Exhibit "A," the Party so burdened shall pay and bear all liabilities and obligations created or secured by the burden or encumbrance and shall indemnify and hold the other Parties harmless from all claims and demands for payment asserted by the owners of the burdens or encumbrances. If a Party becomes entitled to an assignment under this Agreement or as a result of Non-consent Operations hereunder becomes entitled to receive a relinquished interest, as provided in Section 12.2 (Relinquishment of Interest), otherwise belonging to a Non-participating Party whose Working Interest in the operations is so burdened or encumbered, the Party entitled to receive the assignment from the Non-participating Party or the relinquished interest of the Non-participating Party's production shall receive same free and clear of all such burdens and encumbrances, and the Non-participating Party whose interest is subject to the burdens and encumbrances shall hold the Participating Parties harmless for the burdens and encumbrances, and will bear same at its own expense.

16.2 Subsequently Created Interest Notwithstanding anything in this Agreement to the contrary, if a Party, after execution of this Agreement, creates an overriding royalty, production payment, net profits interest, carried interest, or any other interest out of its Working Interest (hereinafter called "Subsequently Created Interest"), the Subsequently Created Interest shall be made specifically subject to this Agreement. If the Party owning the interest from which the Subsequently Created Interest was established fails to pay, when due, its share of costs and the proceeds from the sale of production under Section 8.6 (Security Rights) are insufficient for that purpose, or elects to abandon a well, or elects to relinquish its interest in the Lease, the Subsequently Created Interest shall be chargeable with a pro rata portion of all costs in the same manner as if the Subsequently Created Interest were a Working Interest, and Operator may enforce against the Subsequently Created Interest the lien and other rights granted or recognized under this Agreement to secure and enforce collection of costs chargeable to the Subsequently Created Interest. The rights of the owner of the Subsequently Created Interest shall be, and hereby are, subordinated to the rights granted or recognized by Section 8.6.

16.3 Payment of Rentals and Minimum Royalties. Operator shall pay in a timely manner, for the joint account of the Parties, all rental, minimum royalties, and other similar payments accruing under the Lease and shall, on request, submit evidence of each such payment to the Parties. Operator shall not be held liable to the other Parties in damages for loss of the Lease or interest therein if, through mistake or oversight, a rental, minimum royalty, or other payment is not paid or is erroneously paid. The loss of a Lease or interest therein that result from a failure to pay or erroneous payment of rental or minimum royalty shall be a joint loss, and there shall be no readjustment of interests.

For production delivered in kind by Operator to a Non-operator or to another for the account of a Non-operator, the Non-operator shall provide Operator with information about the proceeds or value of the production in order that Operator may make payments of minimum royalties due.

16.4 Non-participation in Payments. A Party that desires not to pay its share of a rental, minimum royalty, or similar payment shall notify the other Parties in writing at least sixty (60) days before the payment is due, or in the case of minimum royalty, at least 60 days before the date the obligation accrues. Operator shall then make the payment for the benefit of the Parties that do desire to maintain the Lease. In such event, the Non-participating Party shall assign to the Participating Parties, upon their request, the portions of its interest in the Lease maintained by the payment. The assigned interest shall be owned by each Participating Party in proportion to its Participating Interest. The assignment shall be made in accordance with Article 26 (Successors and Assigns).

16.5 Royalty Payments. Each Party shall be responsible for and shall separately bear and properly pay or cause to be paid all royalty and other amounts due on production in accordance with state or federal regulations, as may be amended from time- to-time. Adjustments shall be made among the Parties in accordance with Exhibit "E" (Gas Balancing Agreement). During a period when Participating Parties in a Non- consent Operation are receiving a Non-participating Party's share of production, the Participating Parties shall bear and properly pay or cause to be paid the Lease royalty on the production, and shall hold the Non-participating Parties harmless from liability for the payment.

ARTICLE 17

TAXES.

17.1 Property Taxes. Operator shall render property covered by this Agreement for ad valorem taxation, if applicable, and shall pay the property taxes for the benefit of each Party. Operator shall charge each Party its share of the tax payments. If the ad valorem taxes are based in whole or in part upon separate valuations of each Party's Working Interest, then notwithstanding anything in this Agreement to the contrary, each Party's share of property taxes shall be in proportion to the tax value generated by that Party's Working Interest.

17.2 Contest of Property Tax Valuation. Operator shall timely and diligently protest to a final determination each tax valuation it deems unreasonable. Pending such determination, Operator may elect to pay under protest. Upon final determination, Operator shall pay the taxes and the interest, penalties, and costs accrued as a result of the protest. In either event, Operator shall charge each Party its share.

17.3 Production and Severance Taxes. Each Party shall pay, or cause to be paid, all production and severance taxes due on production that it receives under this Agreement.

17.4 Other Taxes and Assessments. Operator shall pay other applicable taxes (other than income taxes, excise taxes, or other similar types of taxes) or assessments and charge each Party its share.

ARTICLE 18

INSURANCE.

18.1 Insurance. Operator shall provide and maintain the insurance prescribed in Exhibit "B" and charge each Party its proportionate share of the cost of the coverage. No other insurance shall be carried for the benefit of the Parties under this Agreement, except as provided in Exhibit "B."

ARTICLE 19

LIABILITY, CLAIMS, AND LAWSUITS.

19.1 Individual Obligations. The obligations, duties, and liabilities of the Parties under this Agreement are several, not joint or collective. Nothing in this Agreement shall ever be construed as creating a partnership of any kind, joint venture, agency relationship, association, or other character of business entity recognizable in law for any purpose. In their relations with each other under this Agreement, the Parties shall not be considered to be fiduciaries or to have established a confidential relationship, except as specifically provided in Section 7.3 (Confidentiality) and Section 7.4 (Limited Disclosure), but rather shall be free to act at arm's length in accordance with their own respective self-interests. Each Party shall hold all other Parties harmless from liens and encumbrances on the Lease arising as a result of its acts.

19.2 Notice of Claim or Lawsuit. A Party that is sued on an alleged cause of action arising out of operations on the Lease, or on an alleged cause of action involving title to an interest subject hereto, or that receives notice of a material hearing related to operations on the Lease, shall give prompt notice to the other Parties.

19.3 Defense and Settlements. The defense of lawsuits or damage claims shall be handled in the manner unanimously determined by the Parties. Operator may settle a single suit or claim for which the amount of settlement is Twenty-five Thousand Dollars ($25,000.00) or less. If a proposed settlement payment is in excess of Twenty- Five Thousand Dollars ($25,000.00), Operator may settle such claim only upon agreement of all Participating Parties.

19.4 Legal Expense. Legal expenses shall be handled under Exhibijr1

19.5 Liability for Losses, Damages, Injury, or Death. Except as prodded in Section 7.1 (Access to Lease), liability for losses, damages, injury, or death arising from operations under this Agreement shall be bome by each Party in proportion to its Participating Interest in the operation out of which the liability arises, except that liability resulting from gross negligence or willful misconduct shall be borne by the Party responsible for the gross negligence or willful misconduct.

19.6 Indemnification. The Participating Parties agree to hold the Non- participating Parties harmless and to indemnify and protect them against all claims, demands, liabilities, and liens for property damage or personal injury, including death, caused by or otherwise arising out of Non-consent Operations, and any loss and cost suffered by a Non-participating Party as an incident thereof.

19.7 Damage to Reservoir, Loss of Reserves and Profit. Notwithstanding anything to the contrary contained herein, no Party shall be liable to any other Party for damage to a reservoir, loss of reserves, or loss of profits, nor does any other Party indemnify any other Party for such loss, except for such liability as may result from a Party's gross negligence or willful misconduct.

ARTICLE 20

INTERNAL REVENUE PROVISION.

20.1 Internal Revenue Provision. Notwithstanding any provision in this Agreement to the effect that the rights and liabilities of the Parties are several, not joint or collective, and that this Agreement and the operations under this Agreement shall not constitute a partnership, if for federal income tax purposes this Agreement and the operations under this Agreement are regarded as a partnership, then for federal income tax purposes each Party elects to be excluded from application of Subchapter K, Chapter 1, Subtitle A, Internal Revenue Code of1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and its regulations. Operator shall execute, on behalf of each Party, the evidence of this election required by the federal Internal Revenue Service, including, but not limited to, all returns, statements, and data required by federal regulation 1.761-2. Each Party shall execute such documents and furnish such other evidence of this election as is required by the federal Internal Revenue Service. Each Party further agrees not to give any notices or take any other action inconsistent with the election made hereby. If a present or future income tax law of the United States of America or a state in which the area covered by the Lease is located contains provisions similar to those in Subchapter K, Chapter 1, Subtitle A, of the Code, under which an election similar to that provided by Section 761 of Subchapter K is permitted, each Party makes such election or agrees to make such election as may be permitted by such laws. In making this election, each Party states that the income derived by it from operations under this Agreement can be adequately determined without the computation of partnership taxable income.

ARTICLE 21

CONTRIBUTION.

21.1 Notice of Contributions Other Than Advances for Sale of Production.

Each Party shall promptly notify the other Parties of all offers of contributions that it may obtain, or contributions it is attempting to obtain, for drilling a well on the Lease. Payments received as consideration for entering into a contract for the sale or exchange of production from or working or net revenue interest in the Lease, any loan or any other financial arrangements shall not be considered contributions for the purpose of this Article 21. No Party shall release or obligate itself to release Confidential Data in return for a contribution form a third party for drilling a well without prior written consent of the Participating Parties or Parties having the right to participate in the well.

21.2 Cash Contributions. If a Party received a cash contribution for drilling a well on the Lease, the cash contribution shall be paid to Operator and Operator shall credit the amount thereof to the Parties in proportion to their Participating Interests in the well. If the well is a Non-consent Well, the amount of the contribution shall be deducted from the cost specified in Subsections 12.2.1(a) before computation of the amount to be recouped out of production.

21.3 Acreage Contributions. If a Party receives an acreage contribution for the drilling a well on the Lease, the acreage contribution shall be shared by each Participating Party that accepts it in proportion to its Participating Interest in the well. As between Parties, this Agreement shall apply separately to the acreage received as a contribution.

ARTICLE 22

DISPOSITION OF PRODUCTION.

22.1 Facilities to Take in Kind. A Party may, at its sole cost and risk, construct Facilities and Platforms to take its share of production in kind, but the Facilities and Platforms at the time of installation may not interfere with continuing operations on the Lease.

22.2 Duty to Take in Kind. Each Party shall own and, at its own cost and risk, shall take in kind or separately dispose of its share of the oil, gas, and condensate produced and saved from the Lease, exclusive of production used by Operator in developing and producing operations, subject to this Article 22.

22.3 Failure to Take Oil and Condensate in Kind. Notwithstanding

Section 22.2 (Duty to Take in Kind), if a Party fails to take in kind or dispose of its share of the oil or condensate, Operator shall have the right, but not the obligation, subject to revocation at will by the Party owning the production, to purchase for its own account, sell to others, or otherwise dispose of all or part of the production at the same price at which Operator calculates and pays lessor's royalty on its own portion of the oil or condensate. Operator shall notify the non-taking Party when the option is exercised. A purchase or sale by Operator of any other Party's share of the oil or condensate shall be for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall a contract be for a period in excess of one (1) year. Proceeds of the oil or condensate purchased, sold, or otherwise disposed of by Operator under this Section 22.3 shall be paid to the Party that had, but did not exercise, the right to take in kind and separately dispose of the oil or condensate. Operator, in disposing of another Party's oil or condensate, shall not be responsible for making any filing with regulatory agencies not required by law to be made by it in respect to another Party's share of oil or condensate. Unless required by governmental authority having jurisdiction or by judicial process, no Party shall be forced to share an available market with a non-taking Party.

22.4 Failure to Take Gas in Kind. Section 22.3 (Failure to Take Oil and Condensate in Kind) shall not apply to gas produced from the Lease. In no event shall Operator be responsible for, or obligated to dispose of, another Party's share of gas production. If for any reason a Party fails to take or market its full share of gas as produced, that Party may later take, market, or receive a cash accounting for its full share in accordance with Exhibit "E."

22.5 Expenses of Delivery in Kind. A cost that is incurred by Operator in making delivery of a Party's share of oil, gas, or condensate or disposing of same shall be paid by the Party.

ARTICLE 23

APPLICABLE LAW.

23.1 Applicable Law. This Agreement shall be governed by and construed, interpreted, and applied under the laws of Texas, excluding choice of law rules that would refer the matter to the laws of another jurisdiction.

ARTICLE 24

LAWS, REGULATIONS, AND NON-DISCRIMINATION.

24.1 Laws and Regulations. This Agreement and operations under this Agreement are subject to applicable laws, rules, regulations, and orders. A provision of this Agreement found to be contrary to or inconsistent with any such law, rule, regulation, or order shall be deemed to have been modified accordingly.

24.2 Non-discrimination. In performing work under this Agreement, the Parties shall comply and Operator shall require each independent contractor to comply with the governmental requirements in Exhibit "D" and with Sections 202(1) to (7), inclusive, of Executive Order 11246, as amended.

ARTICLE 25

FORCE MAJEURE.

25.1 Force Majeure. If a Party is unable, wholly or in part by force majeure, to carry out its obligations under this Agreement, other than the obligation to make money payments, that Party shall give the other Parties prompt written notice of the force majeure with full particulars about it. Thereupon, the obligations of the Party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. "Force majeure" means an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, or other act of nature, explosion, governmental action or restraint, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, that is not reasonably within the control of the Party claiming suspension. It is, however, expressly agreed that promptness of performance is of the essence under this Agreement and that every reasonable effort will be made by the Parties to avoid delay or suspension of any work or acts to be performed under this Agreement. The requirement that the force majeure be remedied with all reasonable dispatch shall not require a Party to settle strikes or other labor difficulties.

ARTICLE 26

SUCCESSORS AND ASSIGNS.

26.1 Successors and Assigns. This Agreement binds and inures to the benefit of the Parties and their respective heirs, successors, and assigns and shall constitute a covenant running with the Lease. Each Party shall incorporate in each assignment of an interest in the Lease a provision that the assignment is subject to this Agreement.

26.2 Transfer of Interest. No transfer, assignment, or other disposition of interest by a Party shall relieve the Party of liabilities and obligations it has incurred or that are attributable to the interest transferred before the date of the transfer, and the obligation to pay and bear all costs and risks attributable to an operation in which the Party was a Participating Party before making the transfer, and the lien and security rights granted by Section 8.6 (Security Rights) shall continue to burden the interest transferred to secure payment of the obligations. The transferor shall be liable for all costs, expenses, and liabilities for well plugging and abandonment, Platform and Facilities removal and disposal, and site clearance for property and equipment attributable to the assigned interest before the date of the transfer, net of salvage proceeds.

26.3 Consent to Assign. A Party may not sell, transfer, farm out, assign, or otherwise dispose of all or part of its interest in the Lease without the prior written consent of the other Parties, unless:

(a) the transferee is financially capable of assuming the obligations hereunder and, in accordance with Subsection 26.3(c), the transferor furnishes the Parties with proof of such financial capability that, in the case of Outer Continental Shelf leases, shall be proof that the transferee is currently qualified by the Minerals Management Service, an agency of the United States Department of the Interior, or a successor agency having jurisdiction (hereinafter "MMS"), to own Outer Continental Shelf leases and that the transferee has on file with the MMS the appropriate lessee and Operator bonds;

(b) transferee agrees in writing to assume all obligations and liabilities under this Agreement related to the interest acquired; and

(c) the transferor has given the other Parties written notice of the transfer at least fifteen (15) days before the date of the transfer, such notice to include the name of each proposed transferee, a description of the interests to be transferred, and the proof set forth in Subsection 26.3(a).

The requirements of this Section 26.3 shall not apply to a merger, consolidation, reorganization, sale or transfer to an Affiliate, a mortgage by a Party of its interest in the Lease, a sale of all, or substantially all, of a Party's domestic exploration and production properties, or a transfer or disposition between the Parties hereto.

26.4 Transfers Between Parties. A transfer, relinquishment, or other disposition of interests in the Lease between Parties under the Acreage Out Option under Section 10.5 (Operations by Fewer Than All Parties); Section 12.11 (Lease Maintenance Operations); Article 15 (Withdrawal); or Section 16.4 (Non-participation in Payments) shall be made without warranty of title. Any such transfer between the Parties, if applicable, shall be free and clear of all Subsequently Created Interests, as defined in Section 16.2 (Subsequently Created Interest), and all mortgages, liens, and encumbrances.

26.5 Division of Interest. If, at any time, the interest of a Party is divided among and owned by four (4) or more co-owners, Operator, at its discretion, may require the co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for, and approve and pay the Party's share of the joint expenses, and to deal generally with, and with power to bind the co-owners of the Party's interest within the scope of the operations embraced in this Agreement. All such co-owners may separately dispose of their respective shares of the oil, gas, and condensate produced from the Lease and may receive, separately, payment of the sale proceeds thereof.

ARTICLE 27

TERM.

27.1 Term. This Agreement shall remain in effect so long as the Lease remains in full force and effect and thereafter until all materials, equipment, supplies, and property belonging to the Parties have been disposed of and final settlement has been made under this Agreement, including, but not limited to, settlement of gas imbalances under Exhibit "E." Termination of this Agreement shall not relieve a Party of any liability or obligation accrued or incurred before termination.

ARTICLE 28 MISCELLANEOUS PROVISIONS.

28.1 Plurals and Headings. Except for the headings contained in Article 2 (Definitions), the headings and table of contents used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement. Reference to the plural form of a noun, pronoun, or verb shall, whenever appropriate, be deemed to include the singular form, and vice versa.

28.2 Other Miscellaneous. This Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a result of the preparation, submittal, or other event of negotiation, drafting, or execution hereof. This Agreement is not intended to benefit or create rights in a person or entity not a Party to this Agreement. This Agreement contains the final and entire agreement of the Parties for the matters covered by this Agreement and, as such, supersedes all prior written or oral communications and agreements in this regard. This Agreement may not be modified or changed except by written amendment signed by the Parties.

ARTICLE 29

EXECUTION.

29.1 Counterpart Execution. This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all Parties had signed the same agreement, but no Party shall be bound to this Agreement unless and until all Parties have executed a counterpart or the original.

EXHIBIT "A"

OPERATOR, DESCRIPTION OF LEASES, DIVISION OF INTERESTS. AND NOTIFICATION ADDRESSES

I. The Joint Operating Agreement covers the following Lease:

Oil and Gas Lease bearing Serial No. OCS-G 23135 dated effective October 1, 2001, by and between the United States of America, as Lessor, and Paragon Petroleum, Inc. and DDD Energy, Inc., as Lessees, covering all of Block 758, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760.00 acres more or less.

The owners of the Lease and their percentage of working interest are as follows:

OWNER

PERCENTAGE

Medco Energi US LLC

43.75%

Rampant Lion Energy, LLC

46.25%

Offshore Paragon Petroleum, Inc.

10.00% [Others]

The Operator for the Lease covered by this Agreement shall be: MEDCO ENERGI US LLC

Addresses of the parties:

MEDCO ENERGI US LLC 200 Corporate Blvd., Suite 100 Lafayette, Louisiana 70508 Telephone: (337)237-1822 Facsimile: (337)237-1823 E-mai 1: dave. gibbs@u s .medcoenergi .com Representative: W. D. Gibbs

RAMPANT LION ENERGY, LLC and OTHERS

9700 Richmond Ave., Suite 124

Houston, Texas 77046

Telephone: (832) 242-6000

Facsimile: (713)917-0493

E-mail: johnjurasin@jurasinoilgas.com

Representative: John M. Jurasin

OFFSHORE PARAGON PETROLEUM, INC. 254 Bryn Mawr Houston, Texas 77024 Telephone: (832) 242-6000 Facsimile: (713)917-0493 E-mail: win44er@sbcglobal.net Representative: Bill Howell

CHALLENGER MINERALS, INC.

15375 Memorial Drive, Suite G200

Houston, Texas 77079-4101

Telephone: (281) 925-7200

Facsimile: (281) 925-7280

E-mail: John.Hamilton@globalsantafe.com

Representative: John D. Hamilton

[Others]

[END OF EXHIBIT "A"]

EXHIBIT "B”

INSURANCE

Insurance

Operator shall carry the following insurance for the Joint Account. Any Party may, at its own expense, acquire such additional insurance as it may deem necessary to protect its own interest against claims, losses, damages or destruction to property arising out of operations hereunder.

Workers' Compensation and Employer's Liability

Operator shall, at times while operations are conducted by it for the Joint Account on the Lease, carry, pay for and charge to the Joint Account the following insurance protection with limits as stipulated below:

Workers' Compensation and Employer's Liability Insurance covering the employees of Operator engaged in operations hereunder in compliance with all applicable state and federal laws, and said policy, or policies, shall include an All States Endorsement.

Coverage under U.S. Longshoremen's and Harbor Worker's Act, extended to the Outer Continental Shelf.

Extension of Coverage B of policy to provide for not less than $250,000.00 for death or injury to one person in any one accident; coverage also to include Employer's Liability under Admiralty Jurisdiction, including the Jones Act, with Marine and Voluntary Compensation Endorsement providing for a limit of liability of not less than $1,000,000.00 per accident and an endorsement for transportation, maintenance, wages and cure, all with same limits, as well as an endorsement to the effect that a claim in rem shall be treated as a claim against the insured.

Comprehensive General Liability

Coverage for all operations conducted hereunder by Operator for the Joint Account with a combined single limit each occurrence of $1,000,000.00 for bodily injury and property damage. Said Comprehensive General Liability Insurance shall include contractual liability coverage.

Extra Expense Liability

Unless Operator is notified by a Non-Operator that such Non-Operator elects to furnish its own insurance, Operator shall carry for the benefit of all participants the Extra Expense Liability coverage set forth below. Such notice to Operator shall include a certificate of such Non-Operator's insurance carrier evidencing at least the minimum coverage described below.

Operator shall cany Operator's Extra Expense coverage including control of well, pollution and contamination coverage, cleanup and/or containment coverage, redrilling and/or restoring, and care, custody and control. Limit of liability shall be $50,000,000.00

Contractors

Operator shall use reasonable efforts to require all contractors working or performing services hereunder to comply with Worker's Compensations and Employer's Liability laws, both state and federal, and said contractors or other performing services shall be required to procure and maintain Comprehensive General liability insurance with policy limits of at least $500,000.00 per occurrence and said policy, or policies, shall include contractual liability assumed under any contract as between the contractor and Operator, and carry such other insurance as Operator deems necessary. All policies issued to provide coverage as provided for in this section shall be endorsed to name the Operator and the Parties as additional insureds. All such policies shall be endorsed with a Waiver of Subrogation as against Operator and the Parties.

Unavailability of Insurance at Reasonable Rates

If any of the above described insurance policies are not available (or becomes unavailable) at reasonable premium rates, then Operator shall promptly give notice in writing thereof to the other Parties and Operator thereafter shall not be required to obtain or continue such insurance in force.

Aircraft Insurance

Operator shall require that contractors providing aircraft or helicopter services procure and maintain insurance in compliance with Section V. hereof and, in addition, the following types and amounts of coverage:

In any operations requiring the use of an aircraft or helicopter, combined single limit insurance shall be maintained for public liability, passenger liability and property damage liability with limits of liability not less than $5,000,000.00; this insurance shall cover all owned and non-owned aircraft, including helicopters used in connection with the performance of the work or services provided hereunder.

In the event Operator cannot obtain aircraft or helicopter services from a contractor who maintains or can procure and maintain aircraft coverage in conformity with the foregoing without unreasonable effort, delay or expense, Operator may, without liability to Non- Operators, utilize the services of a contractor whose coverage does not comply in some or all respects with the foregoing requirements.

[END OF EXHIBIT "B"]

EXHIBIT “C”

ACCOUNTING PROCEDURE OFFSHORE JOINT OPERATIONS

I. GENERAL PROVISIONS

Definitions

"Joint Property" shall mean the real and personal property subject to the Agreement to which this Accounting Procedure is attached.

"Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

"Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties. "Operator" shall mean the party designated to conduct the Joint Operations. "Non-Operators" shall mean the Parties of this Agreement other than the Operator. "Parties" shall mean Operator and Non-Operators.

"First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

"Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property. "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees.

"Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

"Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies.

"Shore Base Facilities" shall mean onshore support facilities that during drilling, development, maintenance and producing operations provide such services to the Joint Property as receiving and transshipment point for supplies, materials and equipment; debarkation point for drilling and production personnel and services; communication, scheduling and dispatching center; other associated functions benefiting the Joint Property.

"Offshore Facilities" shall mean platforms and support systems such as oil and gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping, heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of offshore operations.

Statements and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits, summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

Advances and Payments by Non-Operators

Unless otherwise provided for in the Agreement, the Operator may requite the Non- Operators to advance their share of estimated cash outlay for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non- Operators.

Each Non-Operator shall pay its proportion of all bills within thirty (30) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Bank of America on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws of the jurisdiction in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non- Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

Audits

A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period folio wing the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

Approval by Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

Labor

(1) Salaries and wages of Operator's field employees directly employed on thenJoint Property in the conduct of Joint Operations. (2) Salaries and wages of Operator's employees directly employed on Shore Base Facilities or other Offshore Facilities serving the Joint Property if such costs are not charged under Paragraph 7 of this Section II. (3) Salaries of First Level Supervisors in the field.

Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the Overhead rates.

Salaries and wages of Technical Employees, either temporarily or permanently assigned to and directly employed, in the operation of the Joint Property if such charges are excluded from the overhead rates.

Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II. Such costs under this Paragraph 2B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II.

Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II.

Employee Benefits

Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and ocher benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.

If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 9 of Section II and Paragraphs i and ii of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel directly engaged in the operation of the Joint Property shall be charged to the Joint Account if such charges are excluded from the overhead rates.

Equipment and Facilities Furnished by Operator

Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including Shore Base and/or Offshore Facilities, at rates commensurate with costs of ownership and operation. Such rates may include labor, maintenance, repairs, other operating expense, insurance, taxes, depreciation and interest on gross investment less accumulated depreciation not to exceed ten (10%) percent per annum. In addition, for platforms only, the rate may include an element of the estimated cost of platform dismantlement. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

In lieu of charges in Paragraph 7A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property less twenty percent (20%). For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other causes, except those resulting from Operators gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payments of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the Agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted at offshore locations in which Operator may act as self-insurer for Workers' Compensation and Employers' Liability, Operator may include the risk under its self-insurance program in providing coverage under State and Federal laws and charge the Joint Account at Operator's cost not to exceed manual rates

Communications

Costs of acquiring, leasing, installing, operating, repairing and maintaining communication systems including radio and microwave facilities between the Joint Property and the Operator's nearest Shore Base Facility; In the event communication facilities systems serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Paragraph 7 of this Section II.

Ecological and Environmental

Costs incurred on the Joint Property as a result of statutory regulations for archaeological and geophysical surveys relative to identification and protection of cultural resources and/or other environmental or ecological surveys as may be required by the Bureau of Land Management or other regulatory authority. Also, costs to provide or have available pollution containment and removal equipment plus costs of actual control and cleanup and resulting responsibilities of oil spills as required by applicable laws and regulations.

Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.

III. OVERHEAD

As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge the Joint Account in accordance with this Section III. Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

i. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property: ( ) shall be covered by the overhead rates.

(XX) shall not be covered by the overhead rates.

ii. Except as otherwise provided in Paragraph 2 of this Section III, the salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property: (XX ) shall be covered by the overhead rates. ( ) shall not be covered by the overhead rates.

Overhead - Drilling and Producing Operations

As compensation for overhead incurred in connection with drilling and producing operations, Operator shall charge on either:

(XX ) Fixed Rate Basis, Paragraph IA, or ( ) Percentage Basis, Paragraph IB A. Overhead - Fixed Rate Basis

Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $32,000.00 (Prorated for less than a Full month)

Producing Well Rate $ 3,200.00

Application of Overhead - Fixed Rate Basis for Drilling Well Rate shall be as follows:

Charges for drilling wells shall begin on the date when drilling or completion equipment arrives on location and terminates on the date the drilling or completion equipment moves off location or rig is released, whichever occurs first, except that no charge shall be made during suspension of drilling operations for fifteen (15) or more consecutive calendar days.

Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except chat no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

Application of Overhead - Fixed Rate Basis for Producing Well Rate shall be as follows:

An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet,

A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

The well rates shall be adjusted as of the first day of April each year following the effective date of the Agreement; provided, however, if this Accounting

Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment shall be computed by applying the adjustment factor most recently published by COPAS. The adjustment rates shall be the initial or amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the effective date of such rates, in accordance with COPAS MFI-47 ("Adjustment of Overhead Rates"). &—Overhead—Percentage-Basis

Operator shall charge the Joint Account at the following rates: (a) Development

N/A Percent (—%) of cost of Development- of the Joint Property exclusive of costs provided under Paragraph 9 of Section II and all salvage credits. fb) Operating

N/A Percent ( %) of the coat of Operating the- Joint Property exclusive of costs provided under Paragraphs land 9 of Section II, aH salvage credits, the value of injected substances purchased for-secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral-interest in and to the Joint Property.

Application of Overhead—Percentage Basis shall be as follows:

For the purpose of determining charges on a percentage basis under Paragraph IB of this Section III, development shall include all costs- in connection with drilling, redrilling, or deepening of any or all wells, and shall also include any remedial operations requiring-a period of five (5-) consecutive work- days or more on-an-y- or all wells; -also, preliminary expenditures necessary-in-preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2-of this Section III. ^AH-other costs shall be considered as Operating except that-Gatastrophe costs shall be assessed overhead as provided in Section III, Paragraph 3.

2. Overhead - Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any ocher project clearly discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantling for abandonment of platforms and related production facilities, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for Overhead based on the following rates for any Major Construction project in excess of $25,000.00.

If the Operator absorbs the engineering, design and drafting costs related to the project:

Five (5%) percent of total costs if such costs are less than $100,000; plus

Three (3%) percent of total costs in excess of $100,000 but less than $1,000,000; plus

Two (2%) of total costs in excess of $1,000,000.

If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

Three (3%) percent of total costs if such costs are less than $ 100,000; plus

Two (2%) percent of total costs in excess of $100,000 but less than $1,000,000; plus

One (1%) percent of total costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded. On each project, Operator shall advise Non-Operator(s) in advance which of the above options shall apply. In the event of any conflict between the provisions of this paragraph and those provisions under Section II, Paragraph 2 or Paragraph 6, the provisions of this paragraph shall govern.

Overhead – Catastrophe

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

Five (5%) percent of total costs through $100,000; plus

Three (3%) percent of total costs in excess of $100,000 but less than $1,000,000; plus

Two (2%) percent of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

Amendment of Rates

The Overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are 'found to be insufficient or excessive.

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator's option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through 'sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1. Purchases

I

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received, In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2. Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A. New Material (Condition A)

Tubular

Goods Other than Line Pipe

Tubular goods, sized 2% inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(l)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.

Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

Macaroni tubing (size less than 2% inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

Line Pipe

Line pipe movements (except size 24 inch OD and larger with walls % inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

Line pipe movements (except size 24 inch OD and larger with walls % inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth tinder provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

Line pipe 24 inch OD and over and % inch wall and larger shall be priced f.o.b, the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property,

Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

Material used on and moved from the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.

(3) Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A. The cost of reconditioning, if any, shall be absorbed by the transferring property.

Other Used Material

Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non- Operators.

Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

Casing, tubing or drill pipe used as higher pressure service lines than standard tine pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis.

Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition F Material under procedures normally utilized by Operator without prior approval of Non-Operators.

Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E. Pricing Conditions

Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1,1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph l.A(4). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

Warranty of Material Furnished By Operator

" " * J"* " 1 * * 1 ^ 1 'n case of defective Material,adjustment has been received

The Operator shall maintain detailed records of Controllable Material.

Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material, Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non- Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator

Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments

(shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3. Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place.

4. Expense of Conducting Inventories

The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

[END OF EXHIBIT "C"]

EXHIBIT "D"

NONDISCRIMINATION PROVISIONS

I. Compliance with Applicable Laws, etc.

Compliance Generally. This contract shall be performed by Operator in compliance with all applicable laws, proclamations, orders, rules and regulations, including without limitation, Executive Order 11246 signed by the President of the United States of America on September 24, 1965, as amended, and the rules, regulations and orders issued thereunder.

Executive Order 11246. During the performance of this agreement and to the extent required by Executive Order 11246 or any contract between Operator and any government contracting agency, Operator agrees to comply with the Equal Opportunity clause set forth in Section 60-1.4 of Title 41 of Code of Federal Regulations issued pursuant to Executive Order 11246, such regulations are incorporated herein by reference (as permitted by Section 60-1.4(d) of said Regulations), as if set out in full at this point, and the term "Contractor" as used therein shall be deemed to be references to Operator.

Certification of Nonsegregated Facilities. Operator certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not and will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Operator agrees that a breach of this certification is a violation of the Equal Opportunity clause required by Executive Order 11246 of September 24,1965.

As used in this certification, the term "segregated facilities" includes facilities which are segregated by explicit directive or are in fact segregated on the basis of race, creed, color or national origin, because of habit, local custom or otherwise.

Operator further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity clause; that it will retain such certifications in its file; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES

A certification of Non-Segregated Facilities, as required by the May 9, 1967 order of Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually or annually).

(Note: Whoever knowingly and willfully makes a false, fictitious or fraudulent representation may be liable to criminal prosecution under 18 U.S.C. 1001.)

The Affirmative Action Clause prescribed in Section 60-250.4 of Title 41 of the Code of Federal Regulations is incorporated herein by reference (as permitted by Section 60250.22 of said Regulations) as if set out in full at this point. If the Operator (a) has 50 or more employees and (b) this contract is for $50,000 or more, then within 120 days from the effectiveness of this contract, Operator shall prepare and maintain an affirmative action program at each establishment which shall set forth the Operator's policies, practices and procedures in accordance with Section 60-250.6 of said Regulations,

Affirmative Action for Handicapped Workers (41 CFR 60-741.4): (Applicable only to contracts for $2,500 or more.)

The Affirmative Action Clause prescribed in Section 60-741.4 of Title 41 of the Code of Federal Regulations is incorporated herein by reference (as permitted by Section 60741.22 of said Regulations) as if set out in full at this point. If Operator (a) has 50 or more employees and (b) this contract is for $50,000 or more, then within 120 days of the effectiveness of this contract, Operator shall prepare and maintain an affirmative action program at each establishment, which program shall set forth Operator's policies, practices and procedures in accordance with Section 60-741.6 of said Regulations.

Minority Business Enterprises (Federal Procurement Regulations 1 -1.13):

Utilization of Minority Business Enterprises: (Applicable only to contracts which may exceed $10,000.)

It is the policy of the Government that minority business enterprises shall have the maximum practicable opportunity to participate in the performance of Government contracts.

Operator agrees to use its best efforts to carry out this policy in the award of its subcontractors to the fullest extent consistent with the efficient performance of this contract. As used in this contract, the term "minority business enterprise" means a business, at least 50 percent of which is owned by minority group members or, in case of publicly owned businesses, at least 51 percent of the stock of which is owned by minority group members. For the purposes of this definition, minority group members are Negroes, Spanish-speaking American persons, American-Orientals, American Indians, American Eskimos, and American Aleuts. Operator may rely on written representations by subcontractors regarding their status as minority business enterprises in lieu of an independent investigation.

Minority Business Enterprises Subcontracting Program: (Applicable only to contracts which may exceed $500,000 and which offer substantial subcontracting possibilities.)

1. Operator agrees to establish and conduct a program which will enable minority business enterprises (as defined in the clause entitled, "Utilization of Minority Business Enterprises") to be considered fairly as subcontractors and suppliers under this contract. In this connection, Operator shall:

Designate a liaison officer who will administer Operator's minority business enterprises program.

Provide adequate and timely consideration of the potentialities of known minority business enterprises in all "make-or-buy" decisions.

Assure that known minority business enterprises will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority business enterprises.

Maintain records showing (i) procedures which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority business enterprises, (ii) awards to minority business enterprises on the source list, and (iii) specific efforts to identify and award contracts to minority business enterprises.

Include the Utilization of Minority Business Enterprises clause in subcontracts which offer substantial minority business enterprises subcontracting opportunities.

Cooperate with the Contracting Officer in any studies and surveys of Operator's minority business enterprises procedures and practices that the Contracting Officer may from time to time conduct.

Submit periodic reports of subcontracting to known minority business enterprises with respect to the records referred to in subparagraph (d) above, in such form and manner and at such time (not more often than quarterly) as the Contracting Officer may prescribe.

2. Operator further agrees to insert, in any subcontract hereunder which may exceed $500,000, provisions which shall conform substantially to the language of this clause, including this paragraph (2), and to notify the Contracting Officer of the names of such contractors.

[END OF EXHIBIT "D"]

EXHIBIT E

GAS BALANCING AGREEMENT INTENT OF THIS GAS BALANCING AGREEMENT

The parties to this Gas Balancing Agreement (GBA) intend to provide a method of balancing gas production from the lease(s) or unit subject to the above Operating Agreement when a party does not take its proportionate share of gas during each month of production. As used throughout this GBA, a party's proportionate share shall mean that volume of gas which such party would be entitled to receive based upon its interest in the well and all applicable laws, rules and regulations governing the allocation of production in the absence of any production imbalances between all parties.

Pursuant to the above Operating Agreement, each party shall have the right but not the obligation to take in kind and/or separately dispose of its proportionate share of gas produced from the above stipulated lease or unit and shall make a good faith effort to dispose its proportionate share of gas during each month of production. In the event any party hereto fails, or is unable, to take in kind and/or market its proportionate share of gas during each month of production for any reason, the terms of this GBA shall automatically apply, and shall supersede any relevant contrary terms in the Operating Agreement (unless otherwise noted herein).

To the extent that any gas produced from the lease(s) or unit is or becomes subject to the regulations of the Federal Energy Regulatory Commission (FERC), or any successor or other applicable governmental authority, under any section of the Natural Gas Policy Act of 1978 (NGPA), or other statutory authority which establishes maximum lawful prices for the gas, each party shall receive its proportionate share of each pricing category of gas. It is the intent of this GBA that balancing of gas will be based upon the parties' proportionate shares of each category of gas, and this GBA shall apply separately to each pricing category of gas. All unregulated gas, including gas deregulated in the future, shall be treated as a single category for purposes of balancing.

The terms "party" and "parties" shall be considered to imply either the singular or plural form of the word as applicable according to the context.

OVER/UNDER PRODUCTION

During any month or months when any party hereto fails, or is unable, to comply with its aforesaid obligation to take in kind and/or market its proportionate share of gas during each month of production, the other party(ies) shall be entitled, but not required, to produce, take and sell each month up to the maximum amount of gas production permitted by the appropriate governmental authority having jurisdiction and deliver to their purchaser(s) all gas production not taken by the underproduced party. Each party failing to take or market its proportionate share of gas during each month of production shall be considered underproduced for such month or months by a quantity of gas equal to its proportionate share of gas, less the quantity of gas it actually took or sold, less its proportionate share of the gas vented, lost, or used in the lease(s) or unit(s) operations, and less any portion of its proportionate share of gas which is taken in-kind by a royalty owner having the right to take and market production from the well(s). Each party that takes and/or sells gas during the period(s) of such underproduction, in the absence of any other agreement, shall be deemed to take a portion of the gas attributable to the underproduced party in the direct proportion that the taking party's interest bears to the total interest of all parties taking underproduced gas, and each taking party shall be considered to be overproduced for such month or months. All gas taken and marketed by a party in accordance with the terms of this GBA, regardless of whether such party is underproduced or overproduced, shall be regarded as gas taken for its own account with title thereto being in such party, whether such gas is attributable to such party's proportionate share of gas, to overproduction, or to make-up of underproduction.

ACCOUNTING FOR IMBALANCE

The Operator will maintain appropriate accounting on a monthly and cumulative basis of the proportionate share of each category of gas each party is entitled to receive and the quantities and categories of gas taken and/or marketed by each of the parties. For the sole purpose of implementing the terms of this GBA and adjusting gas imbalances which may occur, each party disposing of gas from the lease(s) or unit in any month, to the extent required, shall furnish or cause to be furnished to the Operator by the last day of each calendar month a statement showing the total volume of gas sold by such party or taken in kind for its own account during the preceding calendar month (the "report period"), and Operator shall be entitled to rely and act upon the information so furnished for all purposes under this GBA. Within sixty (60) days after the aid of each report period, the Operator shall furnish each party a statement showing the status of the overproduced and underproduced accounts of all parties. All gas volumes under this paragraph will be identified by category, as appropriate. Each party to this GBA agrees that it will not utilize any information obtained hereunder for any purpose other than implementing the terms of this agreement.

GAS MAKE-UP

Any party underproduced as to a given category of gas shall endeavor to bring its taking of gas of that category into balance. To allow for the recovery and make-up of underproduced gas in a category and to balance the gas account for the category between the parties in accordance with their respective interests, the underproduced party shall be entitled to take its proportionate share of gas, and an additional volume of gas ("make-up gas") not to exceed fifty percent (50%) of the monthly quantity of that category of gas attributable to the overproduced party(ies); however, in no event shall any party be entitled to take make-up gas in excess of two hundred percent (200%) of that party's regular proportionate share of gas. No underproduced party shall be entitled to take make-up gas unless and until it has given Operator written notice of its intent to take make-up gas at least fifteen (15) days prior to the month in which make-up gas is to be taken. If more than one underproduced party takes make-up gas during the same month or months, they shall divide the make-up gas in proportion to their respective underproduced accounts. The first gas made up shall be assumed to be the first gas underproduced.

It is specifically agreed that no underproduced party will be allowed to take make-up gas during the months of November, December, January, February or March ("the winter period"). However, gas make-up will be allowed during the winter period if the underproduced party has taken at least ninety percent (90%) of the make-up gas to which it was entitled during the six (6) consecutive months immediately prior to the winter period.

ASSIGNMENT OF INTEREST

In the event an overproduced party intends to sell, assign, exchange or otherwise transfer any of its interest in the lease or unit to which this GBA applies, such overproduced party shall notify in writing the other parties hereto at least forty-five (45) days prior to closing the transaction. The notice provided by the overproduced party shall set forth the most recent gas imbalance on the property being assigned. Any underproduced party may demand in writing within twenty (20) days after receipt of the overproduced party's notice: (i) a cash settlement attributable to such overproduction in the lease(s) or unit(s), or (ii) natural gas of like grade, quantity and quality from another mutually agreeable source. Upon receiving such demand, the overproduced party shall have sixty (60) days to effect cash settlement or agree with the underproduced party upon an alternate source of make-up gas. In the event that the affected parties are unable to agree upon an alternate source of make-up gas within such time, then the overproduced party shall settle its overproduction in cash. Any underproduced party accepting a cash settlement from the overproduced party shall thereby indemnify and hold the overproduced party harmless against any causes of action, claims, losses or other actions which may be claimed by any third party with respect to the overproduction volumes on which the cash settlement is based, provided that this indemnity shall not relieve the overproduced party from obligations associated with its failure to make payment of taxes, royalties or other burdens on the volumes of gas taken and/or sold by the overproduced party except to the extent of cash which is owed to the royalty owner or other party entitled thereto but is paid to the underproduced party.

The parties shall promptly notify Operator of any such demand for balancing and of any cash settlement or agreement between the parties hereto to take make-up gas in kind pursuant to this section and the gas balance accounts of the parties shall be adjusted accordingly. Any cash settlement pursuant to this section shall be on the same basis as otherwise set forth in the sections entitled GAS MAKE-UP and CESSATION OF PRODUCTION hereunder.

The provisions of this section shall not be applicable in the event an overproduced party has disposed of its interest by transfer of its assets, in whole or in part, to a subsidiary or parent company in which such parent or subsidiary owns a majority interest in such overproduced party.

CESSATION OF PRODUCTION

If, at the termination of production of a given category of gas from the lease or unit covered by this GBA, an imbalance exists between the parties, a monetary settlement of the imbalance between the parties shall be made within one hundred twenty (120) days after production permanently ceases. The amount of the monetary settlement will be limited to a sum of money (which sum shall not include interest) determined by using an Index price per MMBTU as published in the first issue of the month of Inside F.E.R.C.'s Gas Market Report (the "Report") in the table entitled "Prices of Spot Gas Delivered to Pipelines" under the heading "Houston Ship Channel for each month during which the overproduced party had overproduction sales less any royalties, production taxes, severance taxes, and other reasonable costs associated with the transportation previously paid on the overproduction by the overproduced party, and also net of any outstanding amounts related to the lease(s) or unit(s) which are owed by the underproduced party to the overproduced party. If such Report ceases to be published or discontinues to quote the above referenced price, then from the last month published until termination of production, the sum of money to be remitted to the underproduced party for this period of time shall be equal to the amount actually received by the overproduced party for sales during the month(s) of overproduction less the adjustments as set out above. Such remittance shall be based on the number of MMBTU's of the overproduction and shall be accompanied by a statement showing volumes, BTU adjustments, and prices for each month of accrued overproduction. If the overproduced party did not sell its gas, but otherwise utilized such gas in its own operations, such gas will be valued in the same manner used for severance tax purposes when produced. In the event the underproduced party has taken less than twenty percent (20%) of its proportionate share of cumulative gas available for sale at cessation of production, the overproduced party(ies) shall be obligated to settle on only ninety percent (90%) of the Index price or the value received for gas removed from the leases(s) or unit(s), whichever is applicable. That portion of the moneys collected by the overproduced party which is subject to refund by orders of the FERC may be withheld by the overproduced party until such prices are fully approved by the FERC, unless the underproduced party furnishes a corporate undertaking satisfactory to the overproduced party agreeing to hold the overproduced party harmless from financial loss due to refund orders by the FERC.

Notwithstanding the above, by mutual consent the parties may elect to balance gas of like quality and vintage from a source other than the lease(s) or unit(s) subject to the Operating Agreement to which this GBA is attached. The gas used to balance shall be from a designated area mutually agreed to by the parties to this GBA. In the event that the parties cannot mutually agree to balance in kind under this provision within ninety (90) days of notice electing to balance in kind, the gas imbalance shall be settled under the first paragraph of this section.

ROYALTY SETTLEMENT

Except where provision is made to the contrary in the Operating Agreement, or otherwise required by any State or Federal law or regulation, at all times while gas is produced from the lease or unit, each party shall pay, or cause to be paid, all royalty due and payable on its proportionate share of gas, as if each party were taking or delivering to a purchaser its proportionate share of gas. Each party agrees to hold each other party harmless from any and all claims for royalty payments asserted by its royalty owners. The term "royalty owner" shall include owners of royalty, overriding royalties, production payments, and similar interests.

DELIVERABILITY TESTS

Nothing herein shall be construed to deny any party the right, from time to time, upon reasonable advance notice in writing to the Operator, to produce and take or deliver to its purchaser the full well stream for a reasonable period to meet the deliverability test required by its purchaser.

TAXES

Each party shall pay, or cause to be paid, all production and severance taxes due and payable on all gas production actually taken or sold by such party. For income tax purposes the parties agree to report income on all sales made pursuant to this agreement in accordance with Treasury Regulation section 1.761-2(d)(3)(the cumulative gas balancing method).

LIQUID HYDROCARBONS

All parties hereto shall be entitled to and own the liquid hydrocarbons recovered from all gas by primary separation equipment prior to processing in a gas plant in accordance with their respective interests, as specified in the above Operating Agreement, whether or not such parties are actually producing and marketing gas at such time.

LEASE OPERATING COSTS

TERM

This agreement shall remain in force and effect as long as the Operating Agreement is in effect and thereafter until the gas balance accounts between the parties are settled in full and shall accrue to the benefit and be binding upon the parties hereto, their successors, representatives, and assigns.

AUDITS

Any underproduced party shall have the right for a period of two (2) years after receipt of payment pursuant to a final accounting and after giving written notice to all parties, to audit an overproduced party's accounts and records relating to such payment. Any overproduced party shall have the right for a period of two (2) years after tender of payment for unrecouped volumes and upon giving written notice to all parties, to audit an underproduced party's records as to volumes. The party conducting such audit shall bear its costs of the audit. Additionally, Operator shall have the right for a period of two (2) years after receipt of an annual statement from a Non-Operator after giving written notice to the affected Non-Operator, to audit such Non-Operator's accounts and records relating to such payment. Costs of such audit shall be bome by the joint account.

[END OF EXHIBIT "E"]

EXHIBIT "F"

MEMORANDUM OF OPERATING AGREEMENT AND FINANCING STATEMENT

1.0 This Memorandum of Operating Agreement and Financing Statement (hereinafter called "Memorandum") shall be effective when the Operating Agreement referred to in Paragraph 2. 0 below becomes effective, that being May  , 2006.

2.0 The parties hereto have entered into an Operating Agreement, providing for the development and production of crude oil, natural gas and associated substances from the lands described in Exhibit A attached hereto (hereinafter called the "Contract Area"), and designating Medco Energi US LLC as Operator to conduct such operations.

3.0 The Operating Agreement provides for certain liens and/or security interests to secure payment by the parties of their respective share of costs under the Operating Agreement. The Operating Agreement contains an Accounting Procedure along with other provisions which supplement the lien and/or security interest provisions, including non-consent clauses which provide that parties who elect not to participate in certain operations shall be deemed to have relinquished their interest until the consenting parties are able to recover their costs of such operation plus a specified amount. Should any person or firm desire additional information regarding the Operating Agreement or wish to inspect a copy of the Operating Agreement, said person or firm should contact the Operator.

4.0 The purpose of this Memorandum is to more fully describe and implement the liens and/or security interests provided for in the Operating Agreement, and to place third parties on notice thereof.

5.0 In consideration of the mutual rights and obligations of the parties hereunder, the parties hereto agree as follows:

5.1 The Operator shall conduct and direct and have full control of all Operations on the Contract Area as permitted and required by, and within the limits of the Operating Agreement.

5.2 The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations and shall be liable only for its proportionate share of costs.

5.3 Each Non-Operator grants to Operator a lien upon its oil and gas rights in the contract Area, and a security interest in its share of oil and or gas when extracted and its interest in all equipment, to secure payment of its share of expense, together with interest thereon at the rate provided in the Accounting Procedure referred to in Paragraph 3.0 above. To the extent that Operator has a security interest under the Uniform Commercial Code of the state, Operator shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by Operator for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the rights or security interest for the payment thereof.

5.4 If any Non-Operator fails to pay its share of costs when due, Operator may require other Non-Operators to pay their proportionate part of the unpaid share, whereupon the other Non-Operators shall be subrogated to Operator's lien and security interest.

5.5 The Operator grants to Non-Operators a lien and security interest equivalent to that granted to Operator as described in Paragraph 5.3 above, to secure payment by Operator of its own share of costs when due.

6.0 For purposes of protecting said liens and security interest, the parties hereto agree that this Memorandum shall cover all right, title and interest of the debtor(s) in:

6.1. Property Subject to Security

(a) All personal property located upon or used in connection with the Contract Area.

(b) All fixtures on the Contract Area.

(c) All oil, gas and associated substances of value in, on or under the Contract Area which may be extracted therefrom.

(d) All accounts resulting from the sale of the items described in subparagraph (C) at the wellhead of every well located on the Contract Area or on lands pooled therewith.

(e) All items used, useful, or purchased for the production, treatment, storage, transportation, manufacture, or sale of the items described in subparagraph (C).

(f) All accounts, contract rights, rights under any gas balancing agreement, general intangibles, equipment, inventory, farmout rights, option farmout rights, acreage and or cash contribution, and conversion rights, whether now owned or existing or hereafter acquired or arising, including but not limited to all interest in any partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area or in any property encumbered by this Memorandum.

(g) All severed and extracted oil, gas, and associated substances now or hereafter produced from or attributable to the Contract Area, including without limitation oil, gas and associated substances in tanks or pipelines or otherwise held for treatment, transportation, manufacture, processing or sale.

(h) All the proceeds and products of the items described in the foregoing paragraphs now existing or hereafter arising, and all substitutions therefor, replacements thereof, or accessions thereto.

(i) All personal property and fixtures now and hereafter acquired in furtherance of the purposes of this Operating Agreement. Certain of the above-described items are or are to become fixtures on the Contract Area.

(j) The proceeds and products of collateral are also covered.

6.2 Property Subject to Liens

(k) All real property within the Contract Area, including all oil, gas and associated substances of value in, on or under the Contract Area which may be extracted therefrom.

(l) All fixtures within the Contract Area.

7.0 The above items will be financed at the wellhead of the well or wells located on the Contract Area, and this Memorandum is to be filed for record in the real estate records of the county or counties in which the Contract Area is located, and in the Uniform Commercial Code records. All parties who have executed the Operating Agreement and all farmors and option farmors who have granted support within the contract Area are identified on Exhibit A.

8.0 On default of any covenant or condition of the Operating Agreement, in addition to any other remedy afforded by law or the practice of this state, each party to the agreement and any successor to such party by assignment, operation of law, or otherwise, shall have, and is hereby given and vested with, the power and authority to take possession of and sell any interest which the defaulting party has in the subject lands and to foreclose this lien in the manner provided by law.

9.0 Upon expiration of the subject Operating Agreement and the satisfaction of all debts, the Operator shall file of record a release and termination on behalf of all parties concerned. Upon the filing of such release and termination, all benefits and obligations under this Memorandum shall terminate as to all parties who have executed or ratified this Memorandum. In addition, the Operator shall have the right to file a continuation statement on behalf of all parties who have executed or ratified this Memorandum.

10.0 It is understood and agreed by the parties hereto that if any part, term, or provision of this Memorandum is by the courts held to be illegal or in conflict with any law of the state where made, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Memorandum did not contain the particular part, term or provision held to be invalid.

11.0 This Memorandum shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, devisees, legal representatives, successors and assigns. The failure of one or more persons owning an interest in the Contract Area to execute this Memorandum shall not in any manner affect the validity of the Memorandum as to those persons who have executed this Memorandum.

12.0 A party having an interest in the Contract Area can ratify this Memorandum by execution and delivery of an instrument of ratification, adopting and entering into this Memorandum, and such ratification shall have the same effect as if the ratifying party had executed this Memorandum or a counterpart thereof. By execution or ratification of this Memorandum, such party hereby consents to its ratification and adoption by any party who may have or may acquire any interest in the Contract Area.

13.0 This Memorandum may be executed or ratified in one or more counterparts and all of the executed or ratified counterparts shall together constitute one instrument. For purposes of recording, only one copy of this Memorandum with individual signature pages attached thereto needs to be filed of record.

OPERATOR:

Witnesses:

____

JOHN E YOUNG

MEDCO ENERGI US LLC

By: ______________________

Name: W. D. Gibbs

Title: President

NON-OPERATORS:

Witnesses:

____

JOHN E YOUNG

RAMPANT LION ENERGY, LLC

By: JURASIN OIL & GAS, INC., Manager

By: ______________________

Name: John M. Jurasin

Title: President

Witnesses:

____

Wendy Franssen

OFFSHORE PARAGON PETROLEUM, INC.

By: ______________________

Name: William F. Howell

Title: President

STATE OF LOUISIANA §

§

PARISH OF LAFAYETTE §

Before me, Notary Public, on this day personally appeared W. D. GIBBS, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of MEDCO ENERGI US LLC, a Louisiana limited liability company, and acknowledged to me that he executed said instrument or the purposes and consideration therein expressed, and as the act of said company

Given under my hand and seal of office this 24th day of May, 2006.

R. DORIS STAUFFACHER NOTARY PUBLIC STATE OF TEXAS EXPIRES OCT-06-2009

____

NOTARY PUBLIC, in and for the ~~Parish of Lafayette, Louisiana~~ State of Texas

Notary Name: R. DORIS STAUFFACHER

Notary ID No.:

STATE OF TEXAS §
§
COUNTY OF HARRIS §

Before me, Notary Public, on this day personally appeared JOHN M. JURASIN, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of JURASIN OIL & GAS, INC., a Louisiana corporation, being the sole member of RAMPANT LION ENERGY, LLC, a Louisiana limited liability company, and acknowledged to me that he executed said instrument or the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this 24th day of May, 2006.

R. DORIS STAUFFACHER NOTARY PUBLIC STATE OF TEXAS EXPIRES OCT-06-2009

R. Doris Stauffacher

NOTARY PUBLIC, in and for the County of Harris, State of Texas
MY COMMISSION EXPIRES: 10/06/09

STATE OF TEXAS §
§
COUNTY OF HARRIS §

Before me, Notary Public, on this day personally appeared WILLIAM F. HOWELL, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of OFFSHORE PARAGON PETROLEUM, INC., a Texas corporation, and acknowledged to me that he executed said instrument or the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this ____ day of ________, 2006.

TONYA PAYNE VAUGHAN
Notary Public, State of Texas
My Commission Expires
February 14, 2007

Tonya Payne Vaughan

NOTARY PUBLIC, in and for the County of Harris, State of Texas
MY COMMISSION EXPIRES: 02/14/2007

[END OF EXHIBIT “F”]

EXHIBIT "G

ALLOCATION OF WELL COSTS BETWEEN ZONES

For the purpose of allocating costs of any Well in which the ownership is not the same for the entire depth thereof, the costs of drilling, completing, and equipping said We shall be allocated upon the basis set forth in this Exhibit. Costs attributable to a proposed objective zone, whether a completion is attempted therein or not, shall be allocated in the same manner as costs attributable to a completion.

1.

Well Completed in Only One Zone;

(a) Material costs, including wellhead equipment, casing, and tubing strings, etc., from the surface to a depth 100 feet below the base of the completed zone shall be charged to the Parties participating in the zone.

(b) Casing strings and material costs other than tubing from a depth 100 feet below the base of the completed zone to total depth shall be charged to the Parties participating in costs to total depth.

(c) Intangible drilling and completion costs, including non-controllable materials, from the surface to a depth 100 feet below the base of the completed zone shall be charged to the Parties participating in the zone on the basis set out in (e) below.

(d) Intangible drilling and completion costs including non-controllable materials from a depth 100 feet below the base of the completed zone to total depth shall be charged to the Parties participating in costs from 100 feet below the base of the completed zone to a total depth, on the basis set out in (e) below.

(e) Intangible drilling and completion costs, including non-controllable materials, shall be allocated between zones, including the interval from 100 feet below the completed zone to total depth, on drilling day ratio basis, where the factor for each zone (the completed zone and depths below the completed zone to total depth) is determined by a fraction of which the numerator is the number of drilling and completion days applicable to that zone and the denominator is the total number of days spent on the Well beginning on the date the rig arrives on location and terminating when the rig is released.

1.

Well completed in Multiple Zones:

(a) Material costs, including wellhead and equipment and casing string, etc., other than tubing from the surface to a depth 100 feet below the base of the upper completed zone shall be divided equally between the completed zones and charged to the Parties participating in each zone.

(b) Casing strings and material costs other than tubing from a depth 100 feet below the base of the upper completed zone to a depth 100 feet below the base of the second completed zone shall be divided equally between the second and any other zone completed below such depth and charged to the Parties participating in each zone. If the Well is completed in triple or quadruple zones, etc., the costs applicable to the triple and quad zone shall be determined and charged to the owners thereof in the same manner as described for the dual zone.

(c) Casing strings and controllable material costs other than tubing from a depth 100 feet below the base of the lower completed zone to total depth shall be charged to the Parties participating in costs to total depth.

(d) Tubing string serving each separate zone shall be charged to the Parties participating in such zones.

(e) Intangible drilling and completion costs, including non-controllable materials, from the surface to a depth 100 feet below the base of the upper completed zone shall be divided equally between the completed zones and charged to the Parties participating in each zone on the basis set out in (h) below.

(f) Intangible drilling and completion costs, including non-controllable materials, from a depth 100 feet below the base of the upper completed zone to a depth 100 feet below the base of the second zone shall be divided equally between the second completed zone and any other zones completed below such depth and charged to the Parties participating in each such zone, on the basis set out in (h) below. If the Well is completed in triple or quadruple zones, etc., the costs applicable to the triple or quad zones, etc. shall be determined and charged to the owners thereof in the like manner as described for the dual zone.

(g) Intangible drilling and completion costs, including non-controllable materials from a depth 100 feet below the base of the lower completed zone to total depth shall be charged to the Parties participating in costs from 100 feet below the lowest completed zone to total depth on the basis set out in (h) below.

(h) Intangible drilling completion costs, including non-controllable materials, shall be allocated between zones including the interval from the lower completed zone to total depth, on a drilling day ratio basis, where the factor for each zone is determined by a fraction of which the numerator is the number of drilling and completion days applicable to that zone and the denominator is the total number of days spent on the Well beginning on the date the rig arrives on location and terminating when the rig is released.

For the purposes of allocating tangible and intangible costs between zones that occur at less than 100 fee intervals, the distance from the base of the upper zone to the top of the next lower zone shall be allocated equally between zones.

If Well is a Dry Hole:

(a) The costs to drill, plug, and abandon a Well proposed for completion in single, dual, or multiple zones shall be charged to the participating Parties in the same manner as if the Well were completed as a producer in all zones as proposed.

(b) Plugging and abandoning of any Well following any deepening operation, completion attempt, or other operation shall be at the sole risk and expense of the Parties participating in such operation.

[END OF EXHIBIT "G"]

RAMPANT LION ENERGY, LLC

9700 Richmond Ave., Suite 124 ♦ Houston, Texas 77042-4821

Phone: (832) 242-6000 ♦ Fax: (713) 917-0493

Email: johnjurasin@jurasinoilgas.com

October 31,2006

Medco Energi US LLC

200 Corporate Boulevard, Suite 100

Lafayette, Louisiana 70S08

Attention: W.D. Gibbs, President

Re:

Mustang Island Block 7S8

Federal Waters, Offshore Texas

Consent to Assign

Gentlemen:

Reference is made to that certain Joint Operating Agreement dated effective as of May 24,2006 (the "JOA") by and between Medco Energi US LLC ("MEUS") and Rampant Lion Energy, LLC ("RLE") and that ccrtain Participation Agreement dated effective as of May 24, 2006 (the "Participation Agreement"), both of which cover and affect Oil and Gas Lease dated effective October 1,2001, bearing Serial No. OCS-G 2313S between the United States of America, acting through the Regional Director, Gulf of Mexico OCS Region, Minerals Management Service, as Lessor, to Paragon Petroleum, Inc. and DDD Energy, Inc., covering and affecting the entirety of Block 7S8, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760 acres (the "Lease").

RLE proposes to enter into an agreement with Challenger Minerals Inc. ("CMI"), covering and affecting RLE's interest in and to die Lease, and hereby requests MEUS's consent to the assignment by RLE of interests to CMI as provided in die agreement between RLE and CMI. The agreement between RLE and CMI will permit CMI to earn certain interests in the Exclusive Area, as defined in the Participation Agreement, and in the Non-Exclusive Area, as defined in the Participation Agreement, which will require, in RLE's judgment, an amendment to Exhibit A of the JOA. A copy of the amended Exhibit A to the JOA is attached to this letter.

 As to the NE/4, N/2 NW/4, N/2 S/2 NW/4, E/2 SE/4 comprising 3,240 acres:

Owner	Percentage
Medco Energi US LLC	43.750%
Rampant Lion Energy, LLC	10.940%
Challenger Minerals Inc.	32.810%
Offshore Paragon Petroleum Inc.	10.000%
Third Parties	2.50%
Total	100.00%

The foregoing does not take into account the sharing of costs aa set forth in agreements among or between the parties, and assumes the participation by Offshore Paragon Petroleum Inc.

III. The Operator for the Lease covered by this Agreement shall be:

MEDCO ENERGI US LLC

IV. Addresses of die parties:

MEDCO ENERGI US LLC

200 Corporate Blvd., Suite 100

Lafayette, Louisiana 70508

Telephone: (337)237-1822

Facsimile: (337) 237-1823

E-mail dave.gibbs@us.medcoeiiergi.com

Representative: W. D. Gibbs

RAMPANT LION ENERGY, LLC and OTHERS

9700 Richmond Ave., Suite 124

Houston, Texas 77046

Telephone: (832)242-6000

Facsimile: (713) 917-0493

E-mail: johnjura8m@jurasinoilga5.com

Representative: John M. Jurasin

CHALLENGER MINERALS INC.

15375 Memorial Drive, Suite G200

Houston, Texas 77079-4101

Telephone: (281)925-7200

Facsimile; (281)925-7280

E-mail: John.HamiItan@globalsantafe.com

Representative: John D. Hamilton

OFFSHORE PARAGON PETROLEUM, INC.

254 Bryn Mawr

Houston, Texas 77024

Telephone: (832) 242-6000

Facsimile: (713)917-0493

E-mail: win44cr@sbcglobal.net

Representative: Bill Howell

Medco Energi US LLC

October 31,2006

As a condition of the agreement between RLE and CMI, CMI will agree to be bound by the terms of the JOA, if the JOA is amended to include the amended Exhibit A attached hereto.

Accordingly, RLE hereby requests MEUS* agreement and consent to the following:

The assignment of certain interests, as outlined on the amended Exhibit A attached to this tetter, from RLE to CMI, which assignment will be executed, acknowledged and delivered within ten days of the date of this letter;

The addition of CMI as a party Non-Operator to the JOA, effective upon the date of this letter, and

The waiver by MEUS of the proofs required under Subsection 26.3(a) of the JOA, but which waiver shall only be as to the transactions contemplated in this letter and shall not be deemed to be a waiver of any future assignments by RLE; and

4.

A waiver by MEUS of its rights, if any, to acquire any of the interests of RLE under or pursuant to the Participation Agreement.

If the foregoing correctly sets forth the understanding of the parties in respect of the subject matter hereof, please execute all counterpart originals hereof, and return two counterparts to the address shown on the letterhead, to the attention of the undersigned.

YOURS VERY TRULY,

RAMPANT LION ENERGY, LLC

BY: JURASIN OIL AND GAS, INC., MANAGER

ACCEPTED AND AGREED TO

EFFECTIVE AS OF THE 31" DAY OF OCTOBER, 2006

MEDCO

By:

W.D. Gibbs, President

EXHIBIT "A"

Attached to and made a part of that certain Joint Operating Agreement dated as of the 24tt day of May, 2006 by and between MEDCO ENERGI US LLC, Operator And

RAMPANT LION ENERGY, LLC, et al, Non-operator

OPERATOR. DESCRIPTION OF 1 f. ASKS. niVISION OF INTERESTS. AND NOTIFICATION ADDRESSES

The Joint Operating Agreement covers the following Lease:

Oil and Gas Lease bearing Serial No. OCS-G 23135 dated effective October 1, 2001, by and between the United States of America, as Lessor, and Paragon Petroleum, Inc. and DDD Energy, Inc., as Lessees, covering all of Block 758, Mustang Island Area, OCS Leasing Map, Texas Map No. 3, containing 5,760.00 acres more or less.

The owners of the Lease and their percentage of working interest are as follows: As to the SW/4, S/2 S/2 NW/4, W/2 SE/4 comprising 2,520 acres:

Owner

Percentage

Medco Energi US LLC

43.750%

Rampant Lion Energy, LLC

28.125%

Challenger Minerals Inc.

28.125%

Total

100.00%

The foregoing is before Project Payout, as defined in that certain agreement between Rampant Lion Energy, LLC and Offshore Paragon Petroleum, Inc. The foregoing does not take into account the sharing of costs as set forth in agreements among or between the parties.

After Project Payout, and assuming that Offshore Paragon Petroleum, Inc. elects to convert to a working interest, the interests of the parties is as follows:

Owner

Percentage

Medco Energi US LLC

43.750%

Rampant Lion Energy, LLC

21.875%

Challenger Minerals Inc.

21.875%

Offshore Paragon Petroleum Inc.

10.000%

Third Parties

2.50%

Total

100.00%

43